Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2016

THIRD QUARTER 2016

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation to Same Property Performance and Net Income	21-23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline - Construction in Progress	45
Value Creation Pipeline - Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Renderings of Dock72, Brooklyn, NY)

THIRD QUARTER 2016

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of Class A office properties, five retail properties, four residential properties (including two properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 35 individuals averages 30 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities—currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow and (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets to either take advantage of the demand for our premier properties or pare from the portfolio properties that we believe have slower future growth potential, resulting in continuous portfolio refreshment;

•	taking on complex, technically-challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants.

Snapshot (as of September 30, 2016)
Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	174
Total Square Feet (includes unconsolidated joint ventures)	47.7 million
Common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 Multi-Year Long-Term Incentive Program (“MYLTIP”) Units when earned) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned) (1)	171.8 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	1.91%
Consolidated Market Capitalization	$33.4 billion
BXP’s Share of Combined Market Capitalization (2)	$32.6 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	For the Company’s definition of BXP’s Share of Combined Market Capitalization and related disclosures, see page 47. For a quantitative reconciliation of Consolidated Market Capitalization to BXP’s Share of Combined Market Capitalization, see page 14.

THIRD QUARTER 2016

INVESTOR INFORMATION

Board of Directors		Management
Joel I. Klein	Dr. Jacob A. Frenkel	Raymond A. Ritchey	John F. Powers
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee	Senior Executive Vice President	Executive Vice President,
New York Region
Owen D. Thomas		Michael E. LaBelle
Chief Executive Officer and Director	Matthew J. Lustig	Executive Vice President, Chief Financial Officer and Treasurer	Frank D. Burt
	Director		Senior Vice President, General Counsel
Douglas T. Linde
President and Director	Alan J. Patricof	Peter D. Johnston	Michael R. Walsh
	Director	Executive Vice President,	Senior Vice President, Chief Accounting Officer
Bruce W. Duncan		Washington, DC Region
Director	Martin Turchin
	Director	Bryan J. Koop
Karen E. Dykstra		Executive Vice President,
Director	David A. Twardock	Boston Region
Director, Chair of Audit Committee
Carol B. Einiger		Robert E. Pester
Director, Chair of Compensation Committee		Executive Vice President,
San Francisco Region

Chairman Emeritus
Mortimer B. Zuckerman

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	and Treasurer
(f) 617.236.3311		(f) 617.236.3311	at 617.236.3352 or
		www.bostonproperties.com	mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2016	Q2 2016	Q1 2016	Q4 2015		Q3 2015
High Closing Price	$143.61	$133.13	$127.26	$130.15		$126.32
Low Closing Price	$130.03	$123.71	$108.18	$118.62		$108.65
Average Closing Price	$138.78	$128.38	$118.69	$124.47		$119.54
Closing Price, at the end of the quarter	$136.29	$131.90	$127.08	$127.54		$118.40
Dividends per share	$0.65	$0.65	$0.65	$0.65		$0.65
Special dividends per share	$—	$—	$—	$1.25		$—

Total dividends	$0.65	$0.65	$0.65	$1.90		$0.65

Closing dividend yield - annualized	1.91%	1.97%	2.05%	3.02	%(1)	2.20%
Closing common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 MYLTIP Units when earned) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned) (thousands) (2)	171,775	171,772	171,763	171,509		171,509
Closing market value of outstanding shares and units (thousands)	$23,611,215	$22,856,727	$22,027,642	$22,074,258		$20,506,666

(1)	Includes the special dividend of $1.25 per share paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(2)	For additional detail, see page 14.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter, 2016	Tentatively January 31, 2017
First Quarter, 2017	Tentatively April 25, 2017
Second Quarter, 2017	Tentatively August 1, 2017
Third Quarter, 2017	Tentatively November 1, 2017

THIRD QUARTER 2016

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Jacob Kilstein	Anthony Paolone	Andrew Mollay	Stephen Boyd
Argus Research Company	J.P. Morgan Securities	Bank of America Merrill Lynch	Fitch Ratings
646.747.5447	212.622.6682	646.855.6435	212.908.9153

Jeffrey Spector / Jamie Feldman	Craig Mailman / Jordan Sadler	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	KeyBanc Capital Markets	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	917.368.2316 / 917.368.2280	212.412.3695	212.553.3828

Ross Smotrich / Peter Siciliano	Richard Anderson	Thomas Cook	Anita Ogbara
Barclays Capital	Mizuho Securities	Citi Investment Research	Standard & Poor’s
212.526.2306 / 212.526.3098	212.205.8445	212.723.1112	212.438.5077

John Kim	Sumit Sharma / Vikram Malhotra	John Giordano
BMO Capital	Morgan Stanley	Credit Suisse Securities
212.885.4115	212.761.7567 / 212.761.7064	212.538.4935

Thomas Lesnick / Tom Catherwood	Mike Carroll	Ron Perrotta
Capital One Securities	RBC Capital Markets	Goldman Sachs
571.633.8191	440.715.2649	212.702.7885

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller	Mark Streeter
Citigroup Global Markets	RW Baird	J.P. Morgan Securities
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485	212.834.5086

Barry Oxford	Alexander Goldfarb / Daniel Santos	Thierry Perrein / Jason Jones
D.A. Davidson & Co.	Sandler O’Neill & Partners	Wells Fargo
212.240.9871	212.466.7937 / 212.466.7927	704.715.8455 / 704.715.7932

Vincent Chao / Mike Husseini	John Guinee / Erin Aslakson
Deutsche Bank Securities	Stifel, Nicolaus & Company
212.250.6799 / 212.250.7703	443.224.1307 / 443.224.1350

Steve Sakwa / Robert Simone	Michael Lewis
Evercore ISI	SunTrust Robinson Humphrey
212.446.9462 / 212.446.9459	212.319.5659

Brad Burke	Nick Yulico
Goldman Sachs	UBS Securities
917.343.2082	212.713.3402

Jed Reagan / Tyler Grant	Blaine Heck
Green Street Advisors	Wells Fargo Securities
949.640.8780	443.263.6529

Jonathan Petersen / Omotayo Okusanya
Jefferies & Co.
212.284.1705 / 212.336.7076

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

THIRD QUARTER 2016

GUIDANCE

The Company’s guidance for the full year 2016 and 2017 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the earnings release issued on October 25, 2016 and otherwise referenced during the Company’s conference call scheduled for October 26, 2016. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Full Year 2016			Full Year 2017
	Low		High	Low		High
Projected EPS (diluted)	$2.98	-	$3.00	$2.58	-	$2.76
Add:
Projected Company share of real estate depreciation and amortization	3.46	-	3.46	3.47	-	3.47
Less:
Projected Company share of gains on sales of real estate	0.47	-	0.47	—	-	—

Projected FFO per share (diluted)	$5.97	-	$5.99	$6.05	-	$6.23

ASSUMPTIONS

(dollars in thousands)

	Full Year 2016			Full Year 2017
	Low		High	Low		High
Operating property activity:
Average In-service portfolio occupancy	89.0%	-	90.0%	90.0%	-	91.0%
Increase (decrease) in BXP’s Share of Combined Same Property net operating income (1)	1.25%	-	1.75%	2.00%	-	3.50%
Increase (decrease) in BXP’s Share of Combined Same Property net operating income — cash basis (1)	3.50%	-	4.00%	2.00%	-	4.00%
BXP’s Share of Combined Non Same Properties’ incremental contribution over prior year	$40,000	-	$43,000	$18,000	-	$30,000
BXP’s Share of Combined Straight-line rent and fair value lease revenue (non-cash revenue)	$60,000	-	$64,000	$50,000	-	$70,000
Hotel net operating income	$13,000	-	$14,000	$13,000	-	$15,000
Lease termination fees	$58,000	-	$59,000	$4,000	-	$5,000
Other income (expense):
Development and management services income	$24,000	-	$25,000	$24,000	-	$28,000
General and administrative expense	$(107,000)	-	$(104,000)	$(114,000)	-	$(108,000)
Net interest expense	$(407,000)	-	$(403,000)	$(391,000)	-	$(378,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(102,000)	-	$(104,000)	$(105,000)	-	$(90,000)

(1)	Increase (decrease) in Combined Same Property Net Operating Income and Combined Same Property Net Operating Income – cash basis is assumed to be 0.25%-0.75% and 2.50%-3.00%, respectively. Full year 2016 and 2017 percentages are assumed changes from 2015 and 2016, respectively.

THIRD QUARTER 2016

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of the non-GAAP financial measures the Company presents and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 47-48.

	Three Months Ended
	30-Sep-16		30-Jun-16		31-Mar-16	31-Dec-15	30-Sep-15
Net income attributable to Boston Properties, Inc. common shareholders	$76,753		$96,597		$181,747	$137,851	$184,082
Net income attributable to Boston Properties, Inc. per share - basic	$0.50		$0.63		$1.18	$0.90	$1.20
Net income attributable to Boston Properties, Inc. per share - diluted	$0.50		$0.63		$1.18	$0.90	$1.20
FFO attributable to Boston Properties, Inc. (1)	$219,564		$220,595		$250,688	$197,339	$217,261
FFO per share - diluted (1)	$1.42		$1.43		$1.63	$1.28	$1.41
Dividends per common share	$0.65		$0.65		$0.65	$1.90 (2)	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (3)	$149,725		$160,948		$188,204	$138,872	$142,301
Ratios:
Interest Coverage Ratio (excluding capitalized interest) (4)	3.49		3.63		3.79	3.20	3.28
Interest Coverage Ratio (including capitalized interest) (4)	3.17		3.28		3.45	2.95	3.00
FFO Payout Ratio (3)	45.77%		45.45%		39.88%	50.78%	46.10%
FAD Payout Ratio (3)	74.63%		69.42%		59.35%	80.33%	78.39%
Selected Items (5):
Revenue	$625,228		$623,546		$665,985	$624,240	$629,884
Partners’ share of revenue from consolidated joint ventures	(69,391)		(69,609)		(73,667)	(73,697)	(83,117)
BXP’s share of revenue from unconsolidated joint ventures	25,271		18,825		18,447	18,672	18,745

BXP’s Share of Combined revenue	$581,108		$572,762		$610,765	$569,215	$565,512
Straight-line rent	$11,107		$(6,503	)(6)	$14,424	$19,623	$15,992
Partners’ share of straight-line rent from consolidated joint ventures	(707)		(718	)(6)	(1,696)	(2,605)	(3,204)
BXP’s share of straight-line rent from unconsolidated joint ventures	3,285		1,787		1,064	1,131	(158)

BXP’s Share of Combined straight-line rent	$13,685		$(5,434)		$13,792	$18,149	$12,630
Fair value lease revenue (7)	$6,547		$8,808		$8,186	$7,450	$8,838
Partners’ share of fair value lease revenue from consolidated joint ventures (7)	(2,084)		(3,031)		(2,810)	(2,483)	(2,889)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (7)	511		(1)		(1)	(1)	(12)

BXP’s Share of Combined fair value lease revenue	$4,974		$5,776		$5,375	$4,966	$5,937
Lease termination fees (8)	$(170)		$7,654		$51,306	$7,701	$9,589
Partners’ share of lease termination fees from consolidated joint ventures	421		(44)		(1,852)	(2,113)	(1,829)
BXP’s share of lease termination fees from unconsolidated joint ventures	8		4		(9)	17	—

BXP’s Share of Combined lease termination fees	$259		$7,614		$49,445	$5,605	$7,760
Fair value interest adjustment	$10,378		$11,272		$12,321	$13,076	$13,204
Partners’ share of fair value interest adjustment from consolidated joint ventures	(4,569)		(4,540)		(4,511)	(4,483)	(5,142)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—		—		—	—	—

BXP’s Share of Combined fair value interest adjustment	$5,809		$6,732		$7,810	$8,593	$8,062
Ground rent expense (9)	$3,471		$3,469		$3,471	$3,463	$3,534
Losses from early extinguishments of debt	$(371)		$—		$—	$(22,040)	$—
Capitalized interest	$9,788		$9,899		$9,269	$8,298	$9,100
Capitalized wages	$4,155		$4,467		$4,344	$4,130	$4,111
Operating margins [(rental revenue—rental expense)/rental revenue]	62.3%		64.0%		66.3%	64.3%	64.0%
Income from unconsolidated joint ventures	$1,464		$2,234		$1,791	$2,211	$2,647
BXP’s share of funds from operations (FFO) from unconsolidated joint ventures	$10,592	(10)	$6,852		$6,287	$6,205	$6,455
Net income attributable to noncontrolling interests in property partnerships	$(17,225)		$6,814		$10,464	$10,143	$115,240
FFO attributable to noncontrolling interests in property partnerships	$23,682	(11)	$26,183		$30,019	$30,828	$35,527
Income before gains on sales of real estate	$58,521		$117,357		$148,599	$85,406	$123,792

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	For the three months ended December 31, 2015, dividends per common share includes the $1.25 per common share special dividend paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(3)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by FFO per share-diluted. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(4)	For a quantitative reconciliation and related disclosures, see page 13.
(5)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures.
(6)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(7)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(8)	For the three months ended March 31, 2016, includes approximately $45.0 million received from a tenant that terminated its lease for approximately 85,000 square feet at the Company’s 250 West 55th Street property located in New York City. For the three months ended June 30, 2016 and September 30, 2015, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $1.4 million and $3.6 million, respectively.
(9)	Includes non-cash straight-line adjustments to ground rent. See page 13 for the straight-line adjustments to the ground rent expense.
(10)	For additional detail, see page 18.
(11)	For additional detail, see page 20.

THIRD QUARTER 2016

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of the non-GAAP financial measures the Company presents and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 47-48.

	30-Sep-16		30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$40,346		$43,780	$47,388	$51,397	$55,434
Below-market rents (included within Other Liabilities)	$142,595		$152,576	$160,504	$172,670	$184,154
Accrued ground rent expense, net (included within Prepaid Expenses and Other Assets and Other Liabilities)	$41,718		$40,687	$39,752	$38,765	$42,962
Outside members’ notes payable (1)	$180,000		$180,000	$180,000	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable) (1)	$144,825		$136,131	$127,670	$119,436	$111,422
Capitalization:
Common Stock Price @ Quarter End	$136.29		$131.90	$127.08	$127.54	$118.40
Equity Value @ Quarter End	$23,611,215		$22,856,727	$22,027,642	$22,074,258	$20,506,666
Consolidated Debt	$9,808,922		$9,934,084	$10,160,366	$9,188,543	$9,879,187
BXP’s share of Unconsolidated Joint Venture Debt (2)	350,225		350,831	351,394	351,926	351,340

Combined Debt (3)(4)	10,159,147		10,284,915	10,511,760	9,540,469	10,230,527
Less:
Partners’ share of Consolidated Debt (5)	1,150,462		1,156,399	1,162,292	1,168,142	1,173,988

BXP’s Share of Combined Debt (3)(4)	$9,008,685		$9,128,516	$9,349,468	$8,372,327	$9,056,539

Consolidated Market Capitalization	$33,420,137		$32,790,811	$32,188,008	$31,262,801	$30,385,853
Consolidated Debt/Consolidated Market Capitalization (3)	29.35%		30.30%	31.57%	29.39%	32.51%
BXP’s Share of Combined Market Capitalization (3)(4)	$32,619,900	(6)	$31,985,243	$31,377,110	$30,446,585	$29,563,205
BXP’s Share of Combined Debt/BXP’s Share of Combined Market Capitalization (3)(4)	27.62	%(6)	28.54%	29.80%	27.50%	30.63%

(1)	Amount is allocated to the Company’s 767 Fifth Avenue (The GM Building) partners through noncontrolling interests in property partnerships.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	For the Company’s definitions, see pages 47-48.
(4)	The Company notes that the ownership percentages used in calculating “Combined” amounts and “BXP’s Share” of any Combined amounts may not completely and accurately depict the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For additional detail, see page 47.
Management also uses these measures to evaluate regional decisions about resource allocations.
(5)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(6)	For additional detail, see page 14.

THIRD QUARTER 2016

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
ASSETS
Real estate	$18,704,856	$18,690,403	$18,424,542	$18,465,405	$18,412,086
Construction in progress (1)	954,013	865,359	857,578	763,935	725,601
Land held for future development (2)	243,887	241,106	256,952	252,195	264,598
Less accumulated depreciation	(4,113,553)	(4,056,716)	(3,969,648)	(3,925,894)	(3,833,277)

Total real estate	15,789,203	15,740,152	15,569,424	15,555,641	15,569,008
Cash and cash equivalents	419,323	1,180,044	1,605,678	723,718	1,387,007
Cash held in escrows	63,980	65,654	71,349	73,790	90,379
Investments in securities	23,022	21,775	21,077	20,380	19,645
Tenant and other receivables, net	76,258	84,861	73,759	97,865	66,446
Accrued rental income, net	785,569	776,816	767,864	754,883	737,145
Deferred charges, net (3)	680,192	697,823	693,976	704,867	719,019
Prepaid expenses and other assets	176,693	144,222	136,799	185,118	143,476
Investments in unconsolidated joint ventures	775,659	252,618	235,904	235,224	217,529

Total assets	$18,789,899	$18,963,965	$19,175,830	$18,351,486	$18,949,654

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net (3)	$2,077,707	$3,189,013	$3,416,622	$3,435,242	$4,127,007
Unsecured senior notes, net (3)	7,243,767	6,257,274	6,255,602	5,264,819	5,263,363
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	307,448	307,797	308,142	308,482	308,817
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	312,979	287,464	252,727	274,709	245,200
Dividends and distributions payable	113,038	113,071	113,079	327,320	112,912
Accrued interest payable	234,628	222,175	221,578	190,386	200,916
Other liabilities	461,079	508,952	498,290	483,601	448,680

Total liabilities	10,930,646	11,065,746	11,246,040	10,464,559	10,886,895

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,773,012, 153,674,930, 153,604,966, 153,579,966 and 153,574,600 outstanding, respectively	1,538	1,537	1,536	1,536	1,536
Additional paid-in capital	6,326,580	6,316,191	6,306,723	6,305,687	6,300,780
Dividends in excess of earnings	(725,522)	(702,361)	(699,048)	(780,952)	(627,054)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(73,943)	(79,748)	(56,706)	(14,114)	(20,625)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,725,931	5,732,897	5,749,783	5,709,435	5,851,915
Noncontrolling interests:
Common units of the Operating Partnership	608,280	612,385	616,095	603,092	620,036
Property partnerships	1,525,042	1,552,937	1,563,912	1,574,400	1,590,808

Total equity	7,859,253	7,898,219	7,929,790	7,886,927	8,062,759

Total liabilities and equity	$18,789,899	$18,963,965	$19,175,830	$18,351,486	$18,949,654

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.
(3)	On January 1, 2016, the Company adopted Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs,” which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company retrospectively adopted the guidance resulting in the presentation of deferred financing costs, net (previously included within Deferred Charges, Net) as a reduction to Mortgage Notes Payable, Net and Unsecured Senior Notes, Net for all periods presented. The recognition and measurement guidance for debt issuance costs was not affected.

THIRD QUARTER 2016

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
Revenue
Rental
Base rent	$489,312	$493,386	$536,128	$493,141	$494,300
Recoveries from tenants	92,560	85,706	89,586	88,576	91,544
Parking and other	24,638	26,113	24,825	25,132	25,509

Total rental revenue	606,510	605,205	650,539	606,849	611,353
Hotel revenue	12,354	12,808	8,757	10,939	12,619
Development and management services	6,364	5,533	6,689	6,452	5,912

Total revenue	625,228	623,546	665,985	624,240	629,884

Expenses
Operating	117,728	113,212	114,467	112,846	113,962
Real estate taxes	109,480	104,726	104,705	103,796	105,834
Demolition costs	1,352	—	—	—	—
Hotel operating	8,118	7,978	7,634	7,888	8,125
General and administrative (1)	25,165	25,418	29,353	24,300	20,944
Transaction costs	249	913	25	470	254
Impairment loss	1,783	—	—	—	—
Depreciation and amortization	203,748 (2)	153,175	159,448	164,460	153,015

Total expenses	467,623	405,422	415,632	413,760	402,134

Operating income	157,605	218,124	250,353	210,480	227,750
Other income (expense)
Income from unconsolidated joint ventures	1,464	2,234	1,791	2,211	2,647
Interest and other income	3,628	1,524	1,505	440	3,637
Gains (losses) from investments in securities (1)	976	478	259	493	(1,515)
Interest expense (3)	(104,641)	(105,003)	(105,309)	(106,178)	(108,727)
Losses from early extinguishments of debt	(371)	—	—	(22,040)	—
Losses from interest rate contracts	(140)	—	—	—	—

Income before gains on sales of real estate	58,521	117,357	148,599	85,406	123,792
Gains on sales of real estate (4)	12,983	—	67,623	81,332	199,479

Net income	71,504	117,357	216,222	166,738	323,271
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	17,225	(6,814)	(10,464)	(10,143)	(115,240	)(5)
Noncontrolling interest - common units of the Operating Partnership (6)	(9,387)	(11,357)	(21,393)	(16,098)	(21,302)

Net income attributable to Boston Properties, Inc.	79,342	99,186	184,365	140,497	186,729
Preferred dividends	(2,589)	(2,589)	(2,618)	(2,646)	(2,647)

Net income attributable to Boston Properties, Inc. common shareholders	$76,753	$96,597	$181,747	$137,851	$184,082

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.50	$0.63	$1.18	$0.90	$1.20

Net income attributable to Boston Properties, Inc. per share - diluted	$0.50	$0.63	$1.18	$0.90	$1.20

(1)	General and administrative expense includes $(976), $(478), $(259), $(493) and $1,515 and gains (losses) from investments in securities include $976, $478, $259, $493 and $(1,515) for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended September 30, 2016, includes approximately $50.8 million (including approximately $3.2 million related to an allocation of corporate real estate step-up assets) of accelerated depreciation expense related to the redevelopment of the Company’s 601 Lexington Avenue property.
(3)	For the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, interest expense includes $8,694, $8,461, $8,234, $8,014 and $7,800, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(4)	See page 44 for additional information.
(5)	For the three months ended September 30, 2015, noncontrolling interest in property partnerships includes approximately $101.1 million consisting of the allocation of the gain on sale of real estate to the outside partners in the consolidated entity that sold 505 9th Street, N.W. located in Washington, DC.
(6)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.28%, 10.33%, 10.32%, 10.26% and 10.26% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

THIRD QUARTER 2016

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
Net income attributable to Boston Properties, Inc. common shareholders	$76,753	$96,597	$181,747	$137,851	$184,082
Add:
Preferred dividends	2,589	2,589	2,618	2,646	2,647
Noncontrolling interest - common units of the Operating Partnership	9,387	11,357	21,393	16,098	21,302
Noncontrolling interests in property partnerships	(17,225)	6,814	10,464	10,143	115,240
Less:
Gains on sales of real estate	12,983	—	67,623	81,332	199,479

Income before gains on sales of real estate	58,521	117,357	148,599	85,406	123,792
Add:
Depreciation and amortization	203,748	153,175	159,448	164,460	153,015
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(40,907)	(19,369)	(19,555)	(20,685)	(21,405)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,128	4,618	4,496	3,994	3,808
Corporate-related depreciation and amortization	(393)	(362)	(364)	(486)	(334)
Less:
Noncontrolling interests in property partnerships	(17,225)	6,814	10,464	10,143	14,122 (1)
Preferred dividends	2,589	2,589	2,618	2,646	2,647

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	244,733	246,016	279,542	219,900	242,107
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	25,169	25,421	28,854	22,561	24,846

FFO attributable to Boston Properties, Inc. common shareholders	$219,564	$220,595	$250,688	$197,339	$217,261

Boston Properties, Inc.’s percentage share of FFO - basic	89.72%	89.67%	89.68%	89.74%	89.74%

FFO per share - basic	$1.43	$1.44	$1.63	$1.28	$1.41

Weighted average shares outstanding - basic	153,754	153,662	153,626	153,602	153,595

FFO per share - diluted	$1.42	$1.43	$1.63	$1.28	$1.41

Weighted average shares outstanding - diluted	154,136	153,860	153,917	153,897	153,786

Reconciliation to Diluted FFO:
Basic FFO	$244,733	$246,016	$279,542	$219,900	$242,107
Add:
Effect of dilutive securities - stock-based compensation	—	—	—	—	—

Diluted FFO	244,733	246,016	279,542	219,900	242,107
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	25,113	25,391	28,805	22,522	24,818

Boston Properties, Inc.’s share of diluted FFO	$219,620	$220,625	$250,737	$197,378	$217,289

Reconciliation of Shares/Units for Diluted FFO:
Shares/units for Basic FFO	171,379	171,370	171,309	171,162	171,160
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	382	198	291	295	191

Shares/units for Diluted FFO	171,761	171,568	171,600	171,457	171,351
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO (shares/units)	17,625	17,708	17,683	17,560	17,565

Boston Properties, Inc.’s share of shares/units for diluted FFO	154,136	153,860	153,917	153,897	153,786

Boston Properties, Inc.’s percentage share of FFO - diluted	89.74%	89.68%	89.70%	89.76%	89.75%

(1)	For the three months ended September 30, 2015, excludes the noncontrolling interests in property partnerships’ share of a gain on sale of real estate totaling approximately $101.1 million.

THIRD QUARTER 2016

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
Net income attributable to Boston Properties, Inc. common shareholders	$76,753	$96,597	$181,747	$137,851	$184,082
Add:
Preferred dividends	2,589	2,589	2,618	2,646	2,647
Noncontrolling interest - common units of the Operating Partnership	9,387	11,357	21,393	16,098	21,302
Noncontrolling interests in property partnerships	(17,225)	6,814	10,464	10,143	115,240
Less:
Gains on sales of real estate	12,983	—	67,623	81,332	199,479

Income before gains on sales of real estate	58,521	117,357	148,599	85,406	123,792
Add:
Depreciation and amortization	203,748	153,175	159,448	164,460	153,015
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(40,907)	(19,369)	(19,555)	(20,685)	(21,405)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,128	4,618	4,496	3,994	3,808
Corporate-related depreciation and amortization	(393)	(362)	(364)	(486)	(334)
Less:
Noncontrolling interests in property partnerships	(17,225)	6,814	10,464	10,143	14,122 (1)
Preferred dividends	2,589	2,589	2,618	2,646	2,647

Basic FFO	244,733	246,016	279,542	219,900	242,107
Straight-line rent	(11,107)	6,503 (2)	(14,424)	(19,623)	(15,992)
Partners’ share of straight-line rent from consolidated joint ventures	707	718 (2)	1,696	2,605	3,204
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,285)	(1,787)	(1,064)	(1,131)	158
Lease transaction costs that qualify as rent inducements (3)	861	2,200	5,305	1,939	1,911
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (3)	—	—	(17)	(18)	(412)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (3)	15	—	—	24	147
Fair value lease revenue (4)	(6,547)	(8,808)	(8,186)	(7,450)	(8,838)
Partners’ share of fair value lease revenue from consolidated joint ventures (4)	2,084	3,031	2,810	2,483	2,889
BXP’s share of fair value lease revenue from unconsolidated joint ventures (4)	(511)	1	1	1	12
Non-cash losses (gains) from early extinguishments of debt	371	—	—	(3,604)	—
Non-cash termination income adjustment (fair value lease amounts)	—	141	29	3	(1,389)
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	—	(41)	—	—	555
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Straight-line ground rent expense adjustment (5)	1,031	935	987	(3,983)	891
Stock-based compensation	7,643	7,578	10,069	6,358	6,345
Non-real estate depreciation	393	362	364	486	334
Impairment loss	1,783	—	—	—	—
Fair value interest adjustment	(10,378)	(11,272)	(12,321)	(13,076)	(13,204)
Partners’ share of fair value interest adjustment from consolidated joint ventures	4,569	4,540	4,511	4,483	5,142
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(69,742)	(74,719)	(58,100)	(34,206)	(53,268)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	805	1,247	2,525	2,075	742
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(18)	(8,616)	(4,769)	(207)	(12,279)
Unearned portion of capitalized fees	250	2,697	1,191	451	616
Maintenance capital expenditures (6)	(11,889)	(9,654)	(21,961)	(18,963)	(17,148)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (6)	377	422	573	2,134	886
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (6)	(283)	(112)	(197)	(578)	(672)
Hotel improvements, equipment upgrades and replacements	(2,137)	(434)	(360)	(1,231)	(436)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$149,725	$160,948	$188,204	$138,872	$142,301

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$111,739	$111,737	$111,708	$111,556	$111,552
FAD Payout Ratio (B÷A)	74.63%	69.42%	59.35%	80.33%	78.39%

(1)	For the three months ended September 30, 2015, excludes the noncontrolling interests in property partnerships’ share of a gain on sale of real estate totaling approximately $101.1 million.
(2)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(4)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(5)	For the three months ended September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(6)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures – see page 25 for additional detail.

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15
Net income attributable to Boston Properties, Inc. common shareholders	$76,753	$96,597	$181,747	$137,851	$184,082
Add:
Preferred dividends	2,589	2,589	2,618	2,646	2,647
Noncontrolling interest - common units of the Operating Partnership	9,387	11,357	21,393	16,098	21,302
Noncontrolling interests in property partnerships	(17,225)	6,814	10,464	10,143	115,240
Less:
Gains on sales of real estate	12,983	—	67,623	81,332	199,479

Income before gains on sales of real estate	58,521	117,357	148,599	85,406	123,792
Noncontrolling interests in property partnerships	17,225	(6,814)	(10,464)	(10,143)	(14,122	)(1)
Interest expense	104,641	105,003	105,309	106,178	108,727
Partners’ share of interest expense from consolidated joint ventures	(17,460)	(17,177)	(16,988)	(16,928)	(18,339)
BXP’s share of interest expense from unconsolidated joint ventures	4,025	4,010	4,015	3,908	3,830
Depreciation and amortization expense	203,748	153,175	159,448	164,460	153,015
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(40,907)	(19,369)	(19,555)	(20,685)	(21,405)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,128	4,618	4,496	3,994	3,808
Losses from early extinguishments of debt	371	—	—	22,040	—
Impairment loss	1,783	—	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	—	141	29	3	(1,389)
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	—	(41)	—	—	555
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Stock-based compensation	7,643	7,578	10,069	6,358	6,345
Straight-line ground rent expense adjustment (2)	1,031	935	987	(3,983)	891
Straight-line rent	(11,107)	6,503 (3)	(14,424)	(19,623)	(15,992)
Partners’ share of straight-line rent from consolidated joint ventures	707	718 (3)	1,696	2,605	3,204
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,285)	(1,787)	(1,064)	(1,131)	158
Lease transaction costs that qualify as rent inducements (4)	861	2,200	5,305	1,939	1,911
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (4)	—	—	(17)	(18)	(412)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (4)	15	—	—	24	147
Fair value lease revenue (5)	(6,547)	(8,808)	(8,186)	(7,450)	(8,838)
Partners’ share of fair value lease revenue from consolidated joint ventures (5)	2,084	3,031	2,810	2,483	2,889
BXP’s share of fair value lease revenue from unconsolidated joint ventures (5)	(511)	1	1	1	12

Subtotal (A)	$331,966	$351,274	$372,066	$319,438	$328,787

Divided by:
Interest expense	$104,641	$105,003	$105,309	$106,178	$108,727
Partners’ share of interest expense from consolidated joint ventures	(17,460)	(17,177)	(16,988)	(16,928)	(18,339)
BXP’s share of interest expense from unconsolidated joint ventures	4,025	4,010	4,015	3,908	3,830
Fair value interest adjustment	10,378	11,272	12,321	13,076	13,204
Partners’ share of fair value interest adjustment from consolidated joint ventures	(4,569)	(4,540)	(4,511)	(4,483)	(5,142)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(1,889)	(1,704)	(1,829)	(1,921)	(1,935)
Partners’ share of amortization of financing costs from consolidated joint ventures	38	38	38	39	64
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(113)	(112)	(120)	(113)	(102)

Adjusted interest expense excluding capitalized interest (B)	95,051	96,790	98,235	99,756	100,307
Capitalized interest	9,788	10,222	9,525	8,380	9,223
Partners’ share of capitalized interest from consolidated joint ventures	(21)	—	—	—	—
BXP’s share of capitalized interest from unconsolidated joint ventures	—	—	—	50	123

Adjusted interest expense including capitalized interest (C)	$104,818	$107,012	$107,760	$108,186	$109,653

Interest Coverage Ratio (excluding capitalized interest) (A ÷ B) (6)	3.49	3.63	3.79	3.20	3.28

Interest Coverage Ratio (including capitalized interest) (A ÷ C) (6)	3.17	3.28	3.45	2.95	3.00

(1)	For the three months ended September 30, 2015, excludes the noncontrolling interests in property partnerships’ share of a gain on sale of real estate totaling approximately $101.1 million.
(2)	For the three months ended September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Station concourse level, which are adjacent to the the Company’s 200 Clarendon Street property. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(3)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant's lease term. These amounts are in addition to the tenants’ monthly rental payments.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(5)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(6)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or worsening. The ratios may also be used to compare the ability of different companies to meet their interest expense obligations, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations.

THIRD QUARTER 2016

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal
September 30, 2016
Mortgage Notes Payable	$2,035,195
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	7,300,000
Outside Members’ Notes Payable	180,000

Subtotal	9,821,195
Fair Value Interest Adjustment on Mortgage Notes Payable	44,970
Fair Value Interest Adjustment on Mezzanine Notes Payable	1,448
Discount on Unsecured Senior Notes	(19,429)
Deferred Financing Costs, Net	(39,262)

Consolidated Debt	$9,808,922

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Yield (on issue date)		Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, net
8/17/2016	10/1/2026	$1,000,000	3.495	%(2)	2.750%	99.271%	$7,242	$8,093	$984,665
1/20/2016	2/1/2026	1,000,000	3.766%		3.650%	99.708%	2,756	7,598	989,646
6/27/2013	2/1/2024	700,000	3.916%		3.800%	99.694%	1,553	4,124	694,323
4/11/2013	9/1/2023	500,000	3.279%		3.125%	99.379%	2,184	2,781	495,035
6/11/2012	2/1/2023	1,000,000	3.954%		3.850%	99.779%	1,410	4,951	993,639
11/10/2011	11/15/2018	850,000	3.853%		3.700%	99.767%	652	2,100	847,248
11/18/2010	5/15/2021	850,000	4.289%		4.125%	99.260%	3,104	3,116	843,780
4/19/2010	11/15/2020	700,000	5.708%		5.625%	99.891%	348	2,316	697,336
10/9/2009	10/15/2019	700,000	5.967%		5.875%	99.931%	180	1,725	698,095

		$7,300,000					$19,429	$36,804	$7,243,767

Equity

	Shares/Units
	Outstanding	Common Stock		Equivalent
	as of 9/30/2016	Equivalents		Value (3)
Common Stock	153,773	153,773	(4)	$20,957,722
Common Operating Partnership Units	18,002	18,002	(5)	2,453,493
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(6)

Total Equity		171,775		$23,611,215

Consolidated Debt				$9,808,922
Add:
BXP’s share of unconsolidated joint venture debt (7)				350,225

Combined Debt (8)				10,159,147
Less:
Partners’ share of consolidated debt (9)				1,150,462

BXP’s Share of Combined Debt (8)				$9,008,685

Consolidated Market Capitalization				$33,420,137

BXP’s Share of Combined Market Capitalization (8)				$32,619,900

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Includes the impact of the cash settlement of certain forward-starting interest rate swap contracts that fixed the 10-year swap rate at a weighted-average rate of approximately 2.423% per annum on notional amounts aggregating $550.0 million.
(3)	Values based on September 30, 2016 closing price of $136.29 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 6 below).
(4)	Includes 59,777 shares of restricted stock.
(5)	Includes 905,494 long-term incentive plan units (including 166,629 Outperformance Plan Units and 93,928 2013 MYLTIP Units), but excludes an aggregate of 1,314,993 2014, 2015 and 2016 MYLTIP Units because the performance periods for these MYLTIP Units have not ended and therefore none of such units have been earned.
(6)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(7)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(8)	For the Company’s definitions, see pages 47-48.
(9)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.

THIRD QUARTER 2016

DEBT ANALYSIS (1)

as of September 30, 2016

(dollars in thousands)

Debt Maturities and Principal Payments

	2016	2017	2018	2019	2020	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$1,300,000	$—	$—	$—	$—	$1,300,000 (2)
601 Lexington Avenue (55% ownership)	3,167	13,051	13,684	14,349	15,045	630,486	689,782
New Dominion Technology Park, Building One	—	2,878	3,100	3,340	3,598	22,906	35,822
University Place	413	1,725	1,849	1,981	2,123	1,500	9,591

Mortgage Notes Payable	3,580	1,317,654	18,633	19,670	20,766	654,892	2,035,195
Fair Value Interest Adjustment	11,140	33,830	—	—	—	—	44,970
Deferred Financing Costs, Net	(109)	(629)	(431)	(431)	(431)	(427)	(2,458)

Mortgage Notes Payable, Net	$14,611	$1,350,855	$18,202	$19,239	$20,335	$654,465	$2,077,707

Mezzanine Notes Payable	$—	$306,000	$—	$—	$—	$—	$306,000
Fair Value Interest Adjustment	355	1,093	—	—	—	—	1,448

Mezzanine Notes Payable	$355	$307,093	$—	$—	$—	$—	$307,448

Unsecured Senior Notes, Face Amount	$—	$—	$850,000	$700,000	$700,000	$5,050,000	$7,300,000
Discount Amortization	(645)	(2,643)	(2,696)	(2,503)	(2,528)	(8,414)	(19,429)
Deferred Financing Costs, Net	(1,547)	(6,187)	(6,019)	(5,036)	(4,510)	(13,505)	(36,804)

Unsecured Senior Notes, Net	$(2,192)	$(8,830)	$841,285	$692,461	$692,962	$5,028,081	$7,243,767

Outside Members’ Notes Payable	$—	$180,000	$—	$—	$—	$—	$180,000

Total Fixed Rate Debt	$12,774	$1,829,118	$859,487	$711,700	$713,297	$5,682,546	$9,808,922

Consolidated Debt	$12,774	$1,829,118	$859,487	$711,700	$713,297	$5,682,546	$9,808,922

% of Consolidated Debt	0.13%	18.65%	8.76%	7.26%	7.27%	57.93%	100.00%

Balloon Payments	$—	$1,786,000	$850,000	$700,000	$700,000	$5,683,554	$9,719,554
Scheduled Principal Amortization	$3,580	$17,654	$18,633	$19,670	$20,766	$21,338	$101,641
GAAP Weighted Average Floating Rate Debt (3) (4)	—	—	—	—	—	—	—

GAAP Weighted Average Fixed Rate Debt (3) (4)	5.03%	3.04%	3.89%	5.96%	5.70%	3.94%	4.06%

Total GAAP Weighted Average Rate (3) (4)	5.03%	3.04%	3.89%	5.96%	5.70%	3.94%	4.06%

Total Stated Weighted Average Rate (4)	4.99%	5.96%	3.77%	5.87%	5.63%	3.86%	4.50%

Unsecured Line of Credit - Matures July 26, 2018

	Outstanding	Letters of	Remaining Capacity
Facility	at 9/30/2016	Credit	at 9/30/2016
$ 1,000,000	$—	$6,716	$993,284

Unsecured and Secured Debt Analysis (4)

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Unsecured Debt	75.23%	4.12%	4.21%	6.2
Secured Debt	24.77%	5.64%	3.61%	2.4

Consolidated Debt	100.00%	4.50%	4.06%	5.2

Floating and Fixed Rate Debt Analysis (4)

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.50%	4.06%	5.2

Consolidated Debt	100.00%	4.50%	4.06%	5.2

Interest Rate Hedging Instruments

		Weighted-Average
	Notional Amount	10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps (5)	450,000	2.619%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. For information on BXP’s unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value interest adjustment that is shown on the Fair Value Interest Adjustment line.
(3)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(4)	Percentage of total debt, weighted average rates and weighted average maturities exclude the Outside Members’ Notes Payable because they are allocated to the Company’s partners through noncontrolling interests in property partnerships.
(5)	Represents forward interest rate swap contracts entered into by the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City).

THIRD QUARTER 2016

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of September 30, 2016 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		September 30, 2016
Total Assets:
Capitalized Property Value (1)		$22,985,995	$23,424,925
Cash and Cash Equivalents		419,323	419,323
Investments in Securities		23,022	23,022
Undeveloped Land, at Cost (including Joint Venture %)		290,594	290,594
Development in Process, at Cost (including Joint Venture %)		1,080,398	1,080,398

Total Assets		$24,799,332	$25,238,262

Unencumbered Assets		$19,440,151	$19,860,307

Consolidated Secured Debt (Fixed and Variable) (2)		$2,035,195	$2,035,195
Mezzanine Notes Payable (3)		306,000	306,000
Unconsolidated Joint Venture Debt (4)		351,397	351,397
Outside Members’ Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		14,032	14,032
Unsecured Debt (5)		7,300,000	7,300,000

Total Outstanding Debt		$10,186,624	$10,186,624

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$58,521	$58,521
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(1,464)	(1,464)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(976)	(976)
Add: Losses from Interest Rate Contracts (per Consolidated Income Statement)		140	140
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)		371	371
Add: Interest Expense (per Consolidated Income Statement)		104,641	104,641
Add: Depreciation and Amortization (per Consolidated Income Statement)		203,748	203,748
Add: Impairment Loss (per Consolidated Income Statement)		1,783	1,783

EBITDA		366,764	366,764
Add: BXP’s share of unconsolidated joint venture EBITDA		14,436	14,436

Consolidated EBITDA		$381,200	$381,200

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$104,641	$104,641
Add: BXP’s share of unconsolidated joint venture interest expense		4,025	4,025
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(2,002)	(2,002)
Less: Interest expense funded by construction loan draws		(75)	(75)

Adjusted Interest Expense		$106,589	$106,589

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	41.1%	40.4%
Secured Debt/Total Assets	Less than 50%	10.9%	10.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.58	3.58
Unencumbered Assets/ Unsecured Debt	Greater than 150%	266.3%	272.1%

Unencumbered Consolidated Property EBITDA (6)		$323,398	$323,398

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.59	4.59

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		84.8%	84.8%

# of in-service unencumbered properties		153	153

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value interest adjustment of $44,970 and deferred financing costs, net of $2,458.
(3)	Excludes aggregate fair value interest adjustment of $1,448.
(4)	Excludes aggregate deferred financing costs, net of $1,172.
(5)	Excludes aggregate debt discount of $19,429 and deferred financing costs, net of $36,804.
(6)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended September 30, 2016, these excluded amounts were approximately $(17,072), $74,375, $(1,637) and $2,136, respectively.

THIRD QUARTER 2016

UNCONSOLIDATED JOINT VENTURES (1)

as of September 30, 2016

(dollars in thousands)

Balance Sheet Information

			Mortgage/
			Construction
	BXP’s Nominal		Loans
Property	Ownership	Net Equity (2)	Payable, Net
540 Madison Avenue	60.00%	$69,602	$71,796
Market Square North	50.00%	(8,483)	61,820
Metropolitan Square	51.00%	9,552	84,965
901 New York Avenue	25.00%	(10,898)	55,882
Wisconsin Place (3)	33.33%	42,073	—
Annapolis Junction (4)	50.00%	21,075	44,380
500 North Capitol Street, N.W.	30.00%	(3,395)	31,382
Colorado Center	49.80%	507,259	—
The Hub on Causeway (Phase 1)	50.00%	33,820	—
1001 6th Street	50.00%	42,541	—
Dock72	50.00%	25,980	—
1265 Main Street	50.00%	23,757	—

		$752,883	$350,225

Debt Maturities and Principal Payments by Property

Property	2016	2017	2018	2019	2020	Thereafter	Total
Metropolitan Square (51%)	$340	$1,410	$1,493	$1,582	$80,327	$—	$85,152
540 Madison Avenue (60%)	—	—	72,000	—	—	—	72,000
Market Square North (50%)	279	1,148	1,205	1,265	58,091	—	61,988
901 New York Avenue (25%)	—	—	—	—	955	55,295	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	70	279	19,519	—	—	—	19,868	(5)
Annapolis Junction Building Six (50%)	6,477	—	—	—	—	—	6,477
Annapolis Junction Building Seven (50%)	—	10,797	—	—	—	—	10,797	(6)
Annapolis Junction Building Eight (50%)	—	7,365	—	—	—	—	7,365	(7)

	7,166	20,999	94,217	2,847	139,373	86,795	351,397
Deferred Financing Costs, Net	(106)	(359)	(219)	(156)	(111)	(221)	(1,172)

Mortgage/Construction Loans Payable, Net	$7,060	$20,640	$93,998	$2,691	$139,262	$86,574	$350,225

GAAP Weighted Average Rate	3.07%	2.84%	2.30%	5.15%	5.42%	3.87%	4.00%
% of Total Debt	2.02%	5.89%	26.84%	0.77%	39.76%	24.72%	100.00%
Balloon Payments	$6,477	$18,162	$91,472	$—	$136,880	$81,932	$334,923
Scheduled Amortization	$689	$2,837	$2,745	$2,847	$2,493	$4,863	$16,474

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	33.17%	2.09%	2.28%	1.4
Fixed Rate Debt	66.83%	4.79%	4.85%	5.2

Total Debt	100.00%	3.89%	4.00%	4.0

(1)	Amounts represent the Company’s share based on its ownership percentage.
(2)	As of September 30, 2016, certain investments with deficit balances aggregating ($22,776) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(3)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(4)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(5)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.
(6)	Loan has one, one-year extension option, subject to certain conditions.
(7)	Loan has two, one-year extension options, subject to certain conditions.

THIRD QUARTER 2016

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended September 30, 2016

								500 North							Total
	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	Capitol	Colorado		The Hub on Causeway	1001		1265 Main	Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	Center		(Phase 1)	6th Street	Dock72	Street	Joint Ventures
REVENUE
Rental (3)	$6,531	$3,798	$4,499	$6,356		$982	$2,023	$2,738	$9,736		$—	$241	$—	$—	$36,904
Operating recoveries	965	842	1,357	1,173		352	513	1,142	418		—	—	—	—	6,762
Straight-line rent	(56)	1,085	1,986	509		—	41	311	1,354		—	—	—	—	5,230
Fair value lease revenue	(2)	—	—	—		—	—	—	96		—	—	—	—	94
Lease termination fees	22	—	(10)	—		—	—	—	—		—	—	—	—	12

Total revenue	7,460	5,725	7,832	8,038		1,334	2,577	4,191	11,604		—	241	—	—	49,002

EXPENSES
Operating	3,680	2,298	3,639	3,304		575	1,658	1,365	4,907		—	327	—	—	21,753

NET OPERATING INCOME/(LOSS)	3,780	3,427	4,193	4,734		759	919	2,826	6,697		—	(86)	—	—	27,249
Interest	676	1,526	2,428	2,075		—	577	1,118	—		—	—	—	—	8,400
Depreciation and amortization	1,891	975	1,707	1,386		1,383	1,044	911	2,741		—	—	—	—	12,038

SUBTOTAL	2,567	2,501	4,135	3,461		1,383	1,621	2,029	2,741		—	—	—	—	20,438

NET INCOME/(LOSS)	$1,213	$926	$58	$1,273		$(624)	$(702)	$797	$3,956		$—	$(86)	$—	$—	$6,811

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	49.80%		50.00%	50.00%	50.00%	50.00%

BXP’s share of net income/(loss)	$728	$463	$30	$350	(4)	$(207)	$(351)	$239	$1,970		$—	$(43)	$—	$—	$3,179
Basis differential
Straight-line rent	—	—	—	—		—	—	—	732	(5)	—	—	—	—	732
Fair value lease revenue	1	—	—	—		—	—	—	462	(5)	—	—	—	—	463
Depreciation and amortization	171	(7)	17	(5)		(7)	(7)	(25)	(3,047	)(5)	—	—	—	—	(2,910)

Total basis differential (6)	172	(7)	17	(5)		(7)	(7)	(25)	(1,853	)(5)	—	—	—	—	(1,715)

Income/(loss) from unconsolidated joint ventures	$900	$456	$47	$345	(4)	$(214)	$(358)	$214	$117		$—	$(43)	$—	$—	$1,464
BXP’s share of depreciation & amortization	1,024	499	882	1,003	(4)	466	533	308	4,413		—	—	—	—	9,128

BXP’s share of Funds from Operations (FFO)	$1,924	$955	$929	$1,348		$252	$175	$522	$4,530		$—	$(43)	$—	$—	$10,592

BXP’s share of interest expense	$406	$763	$1,238	$994	(4)	$—	$289	$335	$—		$—	$—	$—	$—	$4,025

BXP’s share of fair value interest adjustment	$—	$—	$—	$—		$—	$—	$—	$—		$—	$—	$—	$—	$—

BXP’s share of amortization of financing costs	$31	$11	$13	$21		$—	$33	$4	$—		$—	$—	$—	$—	$113

BXP’s share of capitalized interest	$—	$—	$—	$—		$—	$—	$—	$—		$172	$—	$119	$125	$416

BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—		$—	$—	$—	$—		$—	$—	$—	$—	$—

BXP’s share of revenue (7) (8)	$4,476	$2,863	$3,994	$3,852	(4)	$445	$1,289	$1,257	$6,974		$—	$121	$—	$—	$25,271
BXP’s share of operating expenses	2,208	1,149	1,856	1,583	(4)	192	829	410	2,444			164			10,835

BXP’s share of net operating income/(loss) (7) (8)	2,268	1,714	2,138	2,269	(4)	253	460	847	4,530		—	(43)	—	—	14,436
Less:
BXP’s share of lease termination fees	13	—	(5)	—	(4)	—	—	—	—		—	—	—	—	8
BXP’s share of straight-line rent	(34)	543	1,013	244	(4)	—	21	93	1,405		—	—	—	—	3,285
BXP’s share of fair value lease revenue	(1)	—	—	—	(4)	—	—	—	512		—	—	—	—	511
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	—	15	—	(4)	—	—	—	—		—	—	—	—	15

BXP’s share of net operating income/(loss) (excluding lease termination fees) - cash basis (7) (8)	$2,290	$1,171	$1,145	$2,025	(4)	$253	$439	$754	$2,613		$—	$(43)	$—	$—	$10,647

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(3)	Includes approximately $61 of management services income and approximately $34 of interest and other income.
(4)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(5)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(7)	Includes the Company’s share of approximately $3,179 of operating recoveries.
(8)	Includes the Company’s share of approximately $36 of management services income and approximately $16 of interest and other income.

THIRD QUARTER 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of September 30, 2016

BXP’s ownership percentage	60.00%		55.00%		95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office		Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,436,843		$2,154,339	(1)	$668,376	$6,259,558
Cash and cash held in escrows	82,671		138,898		27,446	249,015
Other assets	123,083		191,954		344	315,381

Total assets	$3,642,597		$2,485,191		$696,166	$6,823,954

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,344,772		$687,942		$—	$2,032,714
Mezzanine notes payable	307,448		—		—	307,448
Outside members’ notes payable	180,000		—		—	180,000
Accrued interest on related party notes	144,825		—		—	144,825
Other liabilities	183,641		60,628		90,328	334,597

Total liabilities	2,160,686		748,570		90,328	2,999,584

Equity:
Boston Properties, Inc.	1,084,393	(2)	634,079		582,146	2,300,618
Noncontrolling interests	397,518		1,102,542		23,692	1,523,752	(3)

Total equity	1,481,911		1,736,621		605,838	3,824,370

Total liabilities and equity	$3,642,597		$2,485,191		$696,166	$6,823,954

Partners’ share of mortgage notes payable, net	$537,909		$309,574		$—	$847,483
Partners’ share of mezzanine notes payable	122,979		—		—	122,979
Outside members’ notes payable	180,000		—		—	180,000

Partners’ share of consolidated debt	$840,888		$309,574		$—	$1,150,462

(1)	During the three months ended September 30, 2016, the consolidated entity recognized approximately $47.6 million of depreciation expense associated with the acceleration of depreciation on the assets being removed from service as part of the redevelopment of the low-rise portion of 601 Lexington Avenue.
(2)	Amount is adjusted for related party notes and accrued interest that are allocated to BXP’s partners through noncontrolling interests in property partnerships.
(3)	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

THIRD QUARTER 2016

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended September 30, 2016

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$68,619	$85,969	$—	$154,588
Straight-line rent	1,717	44	—	1,761
Fair value lease revenue	3,466	1,552	—	5,018
Termination income	—	(935)	—	(935)
Parking and other	624	1,417	—	2,041

Total revenue	74,426	88,047	—	162,473

EXPENSES
Operating	29,212	34,302 (1)	—	63,514

NET OPERATING INCOME	45,214	53,745	—	98,959
Management services income	(375)	(651)	—	(1,026)
Interest and other income	(90)	(168)	—	(258)
Interest expense	24,156	8,243	—	32,399
Interest expense - outside members’ notes	8,694	—	—	8,694
Fair value interest adjustment	(11,422)	—	—	(11,422)
Depreciation and amortization	24,571	69,173 (1)	—	93,744
Other	—	—	—	—

SUBTOTAL	45,534	76,597	—	122,131

NET INCOME/(LOSS)	$(320)	$(22,852)	$—	$(23,172)

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (2)	$18,086	$24,185	$—	$42,271

BXP’s share of NOI	$27,128	$29,560	$—	$56,688

Unearned portion of capitalized fees (3)	$189	$61	$—	$250

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$(320)	$(22,852)	$—	$(23,172)
Add depreciation & amortization - BXP’s basis difference	83	35	—	118
Special allocation - BXP’s basis	—	(482)	—	(482)
Add partners’ share of outside members’ loan interest	8,694	—	—	8,694

Net income/(loss) before interest allocation	$8,457	$(23,299)	$—	$(14,842)

Partners’ share of net income before interest allocation (2)	$3,383	$(10,485)	$—	$(7,102)
Partners’ share of outside members’ loan interest (2)	(8,694)	—	—	(8,694)
Allocation of management and other fees to non-controlling partners (2)	(625)	(801)	—	(1,426)
Accretion and adjustments (2)	—	—	(3)	(3)

Partners’ NCI (2)	$(5,936)	$(11,286)	$(3)	$(17,225)

Reconciliation of partners’ share of FFO:
Net income/(loss)	$(320)	$(22,852)	$—	$(23,172)
Add depreciation & amortization	24,571	69,173	—	93,744

Entity FFO	$24,251	$46,321	$—	$70,572

Partners’ NCI (2)	$(5,936)	$(11,286)	$(3)	$(17,225)
Partners’ share of depreciation and amortization after BXP’s basis differential (2)	9,795	31,112	—	40,907

Partners’ share FFO (2)	$3,859	$19,826	$(3)	$23,682

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$5,616	$(11,566)	$3	$(5,947)
Depreciation & amortization - BXP’s basis difference	83	35	—	118
BXP’s share of depreciation & amortization	14,693	38,026	—	52,719

BXP’s share of FFO	$20,392	$26,495	$3	$46,890

Partners’ share of select items:
Partners’ share of revenue (2)	$29,770	$39,621	$—	$69,391

Partners’ share of interest expense (2)	$18,356	$3,673	$—	$22,029

Partners’ share of fair value interest adjustment (2)	$(4,569)	$—	$—	$(4,569)

Partners’ share of amortization of financing costs (2)	$2	$36	$—	$38

Partners’ share of capitalized interest (2)	$—	$21	$—	$21

Partners’ share of non-cash termination income adjustment (fair value lease amounts) (2)	$—	$—	$—	$—

Reconciliation of Partners’ share of NOI (2):
Rental revenue	$29,770	$39,621	$—	$69,391
Less: Lease termination fees	—	(421)	—	(421)

Rental revenue (excluding lease termination fees)	29,770	40,042	—	69,812
Operating expenses	11,684	15,436	—	27,120

NOI (excluding lease termination fees)	$18,086	$24,606	$—	$42,692

Rental revenue (excluding lease termination fees)	$29,770	$40,042	—	$69,812
Less: Straight-line rent	687	20	—	707
Fair value lease revenue	1,386	698	—	2,084
Add: Lease transaction costs that qualify as rent inducements (4)	—	—	—	—

Subtotal	27,697	39,324	—	67,021
Less: Operating expenses	11,684	15,436	—	27,120
Straight-line ground rent expense	—	—	—	—

NOI (excluding lease termination fees) - cash basis	$16,013	$23,888	$—	$39,901

(1)	During the three months ended September 30, 2016, the consolidated entity recognized approximately $0.8 million of demolition costs and approximately $47.6 million of depreciation expense associated with the acceleration of depreciation on the assets being removed from service as part of the redevelopment of the low-rise portion of 601 Lexington Avenue.
(2)	Amounts represent the partners’ share based on their respective ownership percentage.
(3)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.

THIRD QUARTER 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	September 30, 2016		September 30, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$76,753		$184,082
Preferred dividends	2,589		2,647

Net income attributable to Boston Properties, Inc.	79,342		186,729
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,387		21,302
Noncontrolling interest in property partnerships (1)	(17,225)		115,240

Net income	71,504		323,271
Gains on sales of real estate	(12,983)		(199,479)

Income before gains on sales of real estate	58,521		123,792
Add:
Losses from interest rate contracts	140		—
Losses from early extinguishments of debt	371		—
Interest expense	104,641		108,727
Depreciation and amortization	203,748		153,015
Impairment loss	1,783		—
Transaction costs	249		254
General and administrative expense	25,165		20,944
Subtract:
Gains (losses) from investments in securities	(976)		1,515
Interest and other income	(3,628)		(3,637)
Income from unconsolidated joint ventures	(1,464)		(2,647)
Development and management services income	(6,364)		(5,912)

Net Operating Income (NOI)	382,186		396,051
Add:
BXP’s share of NOI from unconsolidated joint ventures	14,436	(2)	10,827

Combined NOI	396,622		406,878
Subtract:
Partners’ share of NOI from consolidated joint ventures	(42,271	)(3)	(55,450)

BXP’s Share of Combined NOI	354,351		351,428
Subtract:
Lease termination fees	170		(9,589)
BXP’s share of lease termination fees from unconsolidated joint ventures	(8	)(2)	—
Add:
Partners’ share of lease termination fees from consolidated joint ventures	(421	)(3)	1,829

BXP’s Share of Combined NOI (excluding lease termination fees)	$354,092		$343,668

Net Operating Income (NOI)	$382,186		$396,051
Subtract:
NOI from non Same Properties (excluding lease termination fees) (4)(5)	(14,312)		(15,562)
Lease termination fees	170		(9,589)

Same Property NOI (excluding lease termination fees)	368,044		370,900
Add:
BXP’s share of NOI from unconsolidated joint ventures	14,436	(2)	10,827
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (4)	(4,862)		(95)
BXP’s share of lease termination fees from unconsolidated joint ventures	(8	)(2)	—

Combined Same Property NOI (excluding lease termination fees)	377,610		381,632
Subtract:
Partners’ share of NOI from consolidated joint ventures	(42,271	)(3)	(55,450)
Add:
Partners’ share of lease termination fees from consolidated joint ventures	(421	)(3)	1,829
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding lease termination fees) (4)(5)	(460	)(3)	5,323

BXP’s Share of Combined Same Property NOI (excluding lease termination fees)	$334,458		$333,334

(1)	These partnerships include 505 9th Street, N.W. in Washington, DC, which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City, Salesforce Tower in San Francisco, CA and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA. For additional information, refer to page 10.
(2)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(3)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(4)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. Non Same Properties include properties that were sold prior to September 30, 2016 and therefore are no longer a part of the Company’s property portfolio.
(5)	During the three months ended September 30, 2016, approximately 13% of 601 Lexington Avenue complex was removed from the in-service portfolio as part of a planned redevelopment. As a result, the partners’ share of NOI for the three months ended September 30, 2015, related to the planned redevelopment at 601 Lexington Avenue, is included in Partners’ share of NOI from non Same Properties from consolidated joint ventures.

THIRD QUARTER 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME (NOI) - CASH BASIS

(in thousands)

	For the three months ended
	September 30, 2016		September 30, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$76,753		$184,082
Preferred dividends	2,589		2,647

Net income attributable to Boston Properties, Inc.	79,342		186,729
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,387		21,302
Noncontrolling interest in property partnerships (1)	(17,225)		115,240

Net income	71,504		323,271
Gains on sales of real estate	(12,983)		(199,479)

Income before gains on sales of real estate	58,521		123,792
Add:
Losses from interest rate contracts	140		—
Losses from early extinguishments of debt	371		—
Interest expense	104,641		108,727
Depreciation and amortization	203,748		153,015
Impairment loss	1,783		—
Transaction costs	249		254
General and administrative expense	25,165		20,944
Subtract:
Gains (losses) from investments in securities	(976)		1,515
Interest and other income	(3,628)		(3,637)
Income from unconsolidated joint ventures	(1,464)		(2,647)
Development and management services income	(6,364)		(5,912)

Net Operating Income (NOI)	382,186		396,051
Subtract:
Straight-line rent	(11,107)		(15,992)
Fair value lease revenue	(6,547)		(8,838)
Add:
Straight-line ground rent expense adjustment (2)	1,031		891
Lease transaction costs that qualify as rent inducements (3)	861		1,911

NOI - cash basis	366,424		$374,023
Subtract:
NOI (excluding lease termination fees) - cash basis from non Same Properties (4)(7)	(12,000)		(13,240)
Lease termination fees	170		(9,589)

Same Property NOI (excluding lease termination fees) - cash basis	354,594		351,194
Add:
BXP’s share of NOI - cash basis from unconsolidated joint ventures	10,655	(5)	11,145
Subtract:
BXP’s share of NOI (excluding lease termination fees) - cash basis from non Same Properties from unconsolidated joint ventures (4)	(2,924)		(899)
BXP’s share of lease termination fees from unconsolidated joint ventures	(8	)(5)	—

Combined Same Property NOI (excluding lease termination fees) - cash basis	362,317		361,440
Subtract:
Partners’ share of NOI - cash basis from consolidated joint ventures	(39,480	)(6)	(49,726)
Add:
Partners’ share of lease termination fees from consolidated joint ventures	(421	)(6)	1,829
Partners’ share of NOI (excluding lease termination fees) - cash basis from non Same Properties from consolidated joint ventures (4)(7)	(231	)(6)	5,290

BXP’s Share of Combined Same Property NOI (excluding lease termination fees) - cash basis	$322,185		$318,833

(1)	These partnerships include 505 9th Street, N.W. in Washington, DC, which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City, Salesforce Tower in San Francisco, CA and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA. For additional information, refer to page 10.
(2)	For additional information, refer to page 13.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(4)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. Non Same Properties include dispositions that occurred prior to September 30, 2016 and therefore are no longer a part of the Company’s property portfolio.
(5)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(6)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(7)	During the three months ended September 30, 2016, approximately 13% of 601 Lexington Avenue complex was removed from the in-service portfolio as part of a planned redevelopment. As a result, the partners’s share of NOI—cash basis for the three months ended September 30, 2015, related to the planned redevelopment at 601 Lexington Avenue, is included in NOI—cash basis from non Same Properties from Partners’ share of consolidated joint ventures.

THIRD QUARTER 2016

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)						Hotel & Residential
	For the three months ended						For the three months ended
	30-Sep-16		30-Sep-15		$ Change	% Change	30-Sep-16	30-Sep-15	$ Change	% Change
Rental Revenue	$580,778		$585,352				$16,726	$16,730
Less: Lease termination fees	836		10,133				—	—

Rental revenue (excluding lease termination fees) (2)	579,942		575,219		$4,723	0.8%	16,726	16,730	$(4)	(0.0)%
Less: Operating expenses and real estate taxes	218,906		211,390		7,516	3.6%	9,718	9,659	59	0.6%

NOI (excluding lease termination fees) (3)	$361,036		$363,829		$(2,793)	(0.8)%	$7,008	$7,071	$(63)	(0.9)%

Rental revenue (excluding lease termination fees)	$579,942		$575,219				$16,726	$16,730
Less: Straight-line rent and fair value lease revenue	15,160		21,946		(6,786)	(30.9)%	15	20	(5)	(25.0)%
Add: Lease transaction costs that qualify as rent inducements (4)	694		1,369		(675)	(49.3)%	—	—	—	—

Subtotal	565,476		554,642		10,834	2.0%	16,711	16,710	1	0.0%
Less: Operating expenses and real estate taxes	218,906		211,390		7,516	3.6%	9,718	9,659	59	0.6%
Add: Straight-line ground rent expense (5)	1,031		891		140	15.7%	—	—	—	—

NOI (excluding lease termination fees) - cash basis	$347,601		$344,143		$3,458	1.0%	$6,993	$7,051	$(58)	(0.8)%

	Consolidated Total (1)						Unconsolidated Joint Ventures (BXP’s Share)
	For the three months ended						For the three months ended
	30-Sep-16		30-Sep-15		$ Change	% Change	30-Sep-16	30-Sep-15	$ Change	% Change
Rental Revenue	$597,504		$602,082				$17,720	$18,563
Less: Lease termination fees	836		10,133				8	—

Rental revenue (excluding lease termination fees) (2)	596,668		591,949		$4,719	0.8%	17,712	18,563	$(851)	(4.6)%
Less: Operating expenses and real estate taxes	228,624		221,049		7,575	3.4%	8,146	7,831	315	4.0%

NOI (excluding lease termination fees) (3)	$368,044		$370,900		$(2,856)	(0.8)%	$9,566	$10,732	$(1,166)	(10.9)%

Rental revenue (excluding lease termination fees)	$596,668		$591,949				$17,712	$18,563
Less: Straight-line rent and fair value lease revenue	15,175		21,966		(6,791)	(30.9)%	1,858	633	1,225	193.5%
Add: Lease transaction costs that qualify as rent inducements (4)	694		1,369		(675)	(49.3)%	15	147	(132)	(89.8)%

Subtotal	582,187		571,352		10,835	1.9%	15,869	18,077	(2,208)	(12.2)%
Less: Operating expenses and real estate taxes	228,624		221,049		7,575	3.4%	8,146	7,831	315	4.0%
Add: Straight-line ground rent expense (5)	1,031		891		140	15.7%	—	—	—	—

NOI (excluding lease termination fees) - cash basis	$354,594	(6)	$351,194	(6)	$3,400	1.0%	$7,723	$10,246	$(2,523)	(24.6)%

	Combined						BXP’s Share of Combined (7)
	For the three months ended						For the three months ended
	30-Sep-16		30-Sep-15		$ Change	% Change	30-Sep-16	30-Sep-15	$ Change	% Change
Rental Revenue	$615,224		$620,645				$545,881	$544,508
Less: Lease termination fees	844		10,133				812	8,549

Rental revenue (excluding lease termination fees) (2)	614,380		610,512		$3,868	0.6%	545,069	535,959	$9,110	1.7%
Less: Operating expenses and real estate taxes	236,770		228,880		7,890	3.4%	210,611	202,625	7,986	3.9%

NOI (excluding lease termination fees) (3)	$377,610		$381,632		$(4,022)	(1.1)%	$334,458	$333,334	$1,124	0.3%

Rental revenue (excluding lease termination fees)	$614,380		$610,512				$545,069	$535,959
Less: Straight-line rent and fair value lease revenue	17,033		$22,599		(5,566)	(24.6)%	14,013	16,494	(2,481)	(15.0)%
Add: Lease transaction costs that qualify as rent inducements (4)	709		$1,516		(807)	(53.2)%	709	1,103	(394)	(35.7)%

Subtotal	598,056		$589,429		8,627	1.5%	531,765	520,568	11,197	2.2%
Less: Operating expenses and real estate taxes	236,770		$228,880		7,890	3.4%	210,611	202,625	7,986	3.9%
Add: Straight-line ground rent expense (5)	1,031		$891		140	15.7%	1,031	890	141	15.8%

NOI (excluding lease termination fees) - cash basis (6)	$362,317		$361,440		$877	0.2%	$322,185	$318,833	$3,352	1.1%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the low-rise portion that is under redevelopment) and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding lease termination fees) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account lease termination fees, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding lease termination fees), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(5)	For additional information, see page 13.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI (excluding lease termination fees)—cash basis, see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	See page 20 for the partners’ share of each line item.

THIRD QUARTER 2016

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy

	Third Quarter		Percent	YTD		Percent
	2016	2015	Change	2016	2015	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,429	$2,264	7.3%	$2,375	$2,257	5.2%
Average Rental Rate Per Occupied Square Foot (1)	$2.68	$2.45	9.4%	$2.61	$2.44	7.0%
Average Physical Occupancy (1) (2)	95.6%	94.4%	1.3%	94.2%	89.5%	5.3%
Average Economic Occupancy (2)	95.6%	93.9%	1.8%	94.1%	87.6%	7.4%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,146	$4,054	2.3%	$4,150	$4,027	3.1%
Average Rental Rate Per Occupied Square Foot (3)	$4.63	$4.53	2.2%	$4.59	$4.49	2.2%
Average Physical Occupancy (2) (3)	97.3%	95.4%	2.0%	96.3%	96.8%	(0.5)%
Average Economic Occupancy (2)	97.7%	97.1%	0.6%	97.3%	97.6%	(0.3)%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	87.2%	86.8%	0.5%	82.2%	84.1%	(2.3)%
Average Daily Rate	$279.03	$288.43	(3.3)%	$269.10	$271.88	(1.0)%
Revenue per available room	$243.19	$250.41	(2.9)%	$221.28	$294.63	(24.9)%

Net Operating Income (dollars in thousands) (4)

	Residential					Hotel
	Third Quarter				Percent	Third Quarter		Percent
	2016		2015		Change	2016	2015	Change
Rental Revenue	$4,372	(5)	$4,111	(5)	6.3%	$12,354	$12,619	(2.1)%
Less: Operating expenses and real estate taxes	2,223	(6)	1,534		44.9%	8,118	8,125	(0.1)%

Net Operating Income	$2,149	(5)	$2,577	(5)	(16.6)%	$4,236	$4,494	(5.7)%

Rental Revenue	$4,372	(5)	$4,111	(5)		$12,354	$12,619
Less: Straight-line rent and fair value lease revenue	14		19		(26.3)%	1	1	—

Subtotal	4,358		4,092		6.5%	12,353	12,618	(2.1)%
Less: Operating expenses and real estate taxes	2,223	(6)	1,534		44.9%	8,118	8,125	(0.1)%
Add: Straight-line ground rent expense	—		—		—	—	—	—

Net Operating Income - cash basis	$2,135	(5)	$2,558	(5)	(16.5)%	$4,235	$4,493	(5.7)%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(5)	Includes 35,796 square feet of retail space, which had revenue of approximately $672 and $618 for the three months ended September 30, 2016 and September 30, 2015, respectively.
(6)	Includes approximately $623 of demolition costs related to the Cambridge Residential / 88 Ames Street development project.

THIRD QUARTER 2016

HISTORICALLY GENERATED CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Historical Capital Expenditures

	Q3 2016		Q2 2016		Q1 2016		2015	2014	2013
Maintenance capital expenditures	$11,889		$9,654		$21,961		$56,383	$45,618	$48,353
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(377)		(422)		(573)		(5,565)	(4,377)	(766)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	283		112		197		1,653	1,369	3,439
Hotel improvements, equipment upgrades and replacements	2,137		434		360		2,430	2,894	2,070
Planned capital expenditures associated with acquisition properties	—		—		87		6,914	14,652	21,041
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—		—		—		(845)	(1,565)	(535)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	92		—		—		—	—	0
Repositioning capital expenditures	7,932	(1)	12,461	(1)	13,007	(1)	9,744	—	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	—		—		—		—	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures	216	(2)	14	(2)	8	(2)	76	—	—

	$22,172		$22,253		$35,047		$70,790	$58,591	$73,602

2nd Generation Tenant Improvements and Leasing Commissions (3)

	Q3 2016	Q2 2016	Q1 2016	2015	2014	2013
Square feet	1,177,378	1,304,751	1,376,563	5,204,123	3,936,046	3,610,088

Tenant improvements and lease commissions PSF	$59.26	$70.13	$48.87	$45.40	$29.60	$36.99

(1)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue in Washington, DC, Prudential Center Retail Improvements in Boston, MA, and 399 Park Avenue in New York City.
(2)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(3)	Includes 100% of unconsolidated joint ventures.

THIRD QUARTER 2016

PORTFOLIO OVERVIEW

for the three months ended September 30, 2016

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	12,789,730	869,227	77,480	330,000	14,066,437
New York	11,184,690	339,936	—	—	11,524,626
San Francisco and Los Angeles	6,847,982	348,946	—	—	7,196,928
Washington, DC	9,898,661	689,563	329,168	—	10,917,392

Total	40,721,063	2,247,672	406,648	330,000	43,705,383

% of Total	93.2%	5.1%	0.9%	0.8%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1)(2)(3)

				Partners’ Share	BXP’s Share of
				of Revenue from	Revenue from
		Consolidated		Consolidated	Unconsolidated
Unit Type	Square Feet	Revenue		Joint Ventures (4)	Joint Ventures (5)	Total	% of Total
Office	40,721,063	$451,606		$(51,036)	$18,862	$419,432	85.4%
Retail	2,247,672	34,244		(5,067)	909	30,086	6.1%
Residential	406,648	3,529		—	—	3,529	0.7%
Hotel	330,000	12,262	(6)	—	—	12,262	2.5%
Parking and other	N/A	24,638	(7)	(887)	2,269	26,020	5.3%

Total	43,705,383	$526,279		$(56,990)	$22,040	$491,329	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1)(2)(8)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	38,039,279	2,141,520	406,648	330,000	40,917,447
% of Properties In-Service	93.4%	95.3%	100.0%	100.0%	93.6%

Percentage of BXP’s Share of Combined Net Operating Income (excluding lease termination fees) by Location and Type of Property (1) (9)

Geographic Area	Office	Residential	Hotel	Total
Boston	29.3%	0.2%	1.2%	30.7%
New York	31.2%	—	—	31.2%
San Francisco and Los Angeles	16.5%	—	—	16.5%
Washington, DC	21.0%	0.6%	—	21.6%

Total	98.0%	0.8%	1.2%	100.0%

Geographic Area		CBD	Suburban	Total
Boston		24.1%	6.6%	30.7%
New York		28.7%	2.5%	31.2%
San Francisco and Los Angeles		13.2%	3.3%	16.5%
Washington, DC		9.4%	12.2%	21.6%

Total		75.4%	24.6%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	Excludes recoveries from tenants.
(4)	For additional information, see page 20.
(5)	Represents the Company’s share. For additional information, see page 18.
(6)	Excludes approximately $67 of base rent from retail tenants which is included in Retail above and approximately $25 of recoveries from tenants.
(7)	Includes approximately $1,700 of other income.
(8)	Pages 27-29 indicate by footnote the properties which are not included as part of Same Properties.
(9)	BXP’s Share of Combined Net Operating Income (NOI) (excluding lease termination fees) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of Combined NOI (excluding lease termination fees), see page 21. For disclosures relating to the Company’s use of BXP’s Share of Combined NOI (excluding lease termination fees), see pages 47-48.

THIRD QUARTER 2016

IN-SERVICE PROPERTY LISTING

as of September 30, 2016

		Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
	200 Clarendon Street	CBD Boston MA	1	1,746,151	80.2%	$63.94	N	CBD
	100 Federal Street (55% ownership)	CBD Boston MA	1	1,273,968	85.8%	51.57	N	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,229,384	93.1%	59.87	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.1%	63.30	N	CBD
	Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	67.94	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,583	96.9%	48.07	N	CBD
(3)	Prudential Center (retail shops)	CBD Boston MA	1	491,399	97.4%	81.61	N	CBD
(3)	Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.37	N	CBD

			8	6,958,002	90.4%	$61.51

	355 Main Street	East Cambridge MA	1	265,342	99.7%	$69.98	N	CBD
	90 Broadway	East Cambridge MA	1	223,771	100.0%	51.40	N	CBD
	255 Main Street	East Cambridge MA	1	215,629	100.0%	55.53	N	CBD
	300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.49	N	CBD
	150 Broadway	East Cambridge MA	1	177,226	100.0%	47.07	N	CBD
	105 Broadway	East Cambridge MA	1	152,664	100.0%	60.71	N	CBD
	325 Main Street	East Cambridge MA	1	115,361	100.0%	46.89	N	CBD
	145 Broadway	East Cambridge MA	1	79,616	100.0%	46.38	N	CBD
	250 Binney Street	East Cambridge MA	1	67,362	100.0%	42.75	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	47.26	Y	CBD

			10	1,687,444	99.9%	$54.11

	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,010,113	78.4%	$35.61	N	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	98.3%	33.40	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.22	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.18	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	92.4%	34.65	N	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	301,429	84.9%	34.37	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	97.8%	36.84	N	S
(4)	10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	92.7%	51.29	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.55	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.82	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.92	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,858	73.8%	26.29	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	7.2%	26.41	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,542	68.7%	23.08	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	27.47	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.82	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.89	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.48	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	41.17	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.40	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.80	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	33.26	N	S
(3)(4)	The Point	Route 128 Northwest MA	1	16,300	84.7%	52.27	N	S

			31	4,999,634	85.9%	$36.69

		Total Boston Office:	49	13,645,080	90.0%	$51.74

Residential
	The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

		Total Boston Residential:	1	87,097

Hotel
	Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

		Total Boston Hotel:	1	334,260

		Total Boston:	51	14,066,437

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Not included in Same Property analysis.

THIRD QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of September 30, 2016

		Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
	767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,839,505	94.5%	$146.53	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,712,880	93.9%	90.49	N	CBD
(3)	601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,436,241	93.8%	95.73	Y	CBD
	599 Lexington Avenue	Park Avenue NY	1	1,058,008	96.0%	87.46	N	CBD
	Times Square Tower (55% ownership)	Times Square NY	1	1,248,521	98.6%	77.92	N	CBD
	250 West 55th Street	Times Square / West Side NY	1	988,326	85.2%	86.03	N	CBD
	510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	120.26	N	CBD
(4)	540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	92.4%	101.50	Y	CBD

			8	8,922,774	94.2%	$101.89

	One Tower Center	East Brunswick NJ	1	412,797	21.2%	$31.57	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.74	N	S
	210 Carnegie Center	Princeton NJ	1	162,372	79.3%	33.38	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.87	N	S
	212 Carnegie Center	Princeton NJ	1	151,547	86.9%	36.27	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	67.6%	33.53	N	S
	506 Carnegie Center	Princeton NJ	1	149,312	59.0%	34.60	N	S
	508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.17	N	S
	202 Carnegie Center	Princeton NJ	1	134,381	86.3%	37.80	N	S
(5)	804 Carnegie Center	Princeton NJ	1	130,000	100.0%	36.25	N	S
	101 Carnegie Center	Princeton NJ	1	125,627	90.8%	34.01	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.83	N	S
	502 Carnegie Center	Princeton NJ	1	121,460	91.3%	36.75	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.28	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	40.3%	34.97	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.53	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.36	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.33	N	S

			18	2,601,852	76.1%	$34.50

		Total New York:	26	11,524,626	90.1%	$89.03

San Francisco and Los Angeles
Office
	Embarcadero Center Four	CBD San Francisco CA	1	937,954	86.2%	$64.77	N	CBD
	Embarcadero Center One	CBD San Francisco CA	1	831,078	97.6%	56.21	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	786,709	93.8%	64.43	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	779,318	83.4%	54.99	N	CBD
	680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	58.65	N	CBD
(5)	535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	71.94	N	CBD
(5)	690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	69.75	N	CBD

			8	4,193,167	92.0%	$61.02

	601 and 651 Gateway	South San Francisco CA	2	506,279	99.6%	$39.33	N	S
	611 Gateway	South San Francisco CA	1	260,337	28.2%	40.77	N	S
	Mountain View Research Park	Mountain View CA	15	540,433	100.0%	41.15	N	S
	2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	57.46	N	S
	453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	36.68	N	S
(5)(6)	3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	21.84	N	S
(6)	North First Business Park	San Jose CA	5	190,636	100.0%	18.87	N	S

			26	1,887,063	89.8%	$36.89

(4)(5)(7)	Colorado Center	West Los Angeles CA	6	1,116,698	65.5%	$54.96	N	CBD

		Total San Francisco and
		Los Angeles:	40	7,196,928	87.3%	$53.81

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Approximately 13% of this complex was removed from the in-service portfolio upon commencement of construction of the planned redevelopment that occurred this quarter. As a result the portion related to the planned redevelopment is not included in Same Property analysis.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.
(7)	Excludes approximately 59,000 square feet of storage space and 8,000 square feet of remeasurement upon lease expirations.

THIRD QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of September 30, 2016

		Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,029	98.6%		$59.16		N	CBD
	500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		49.52		N	CBD
(3)	Metropolitan Square (51% ownership)	East End Washington DC	1	607,041	74.7%		61.10		Y	CBD
(3)	901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	92.4%		59.75		Y	CBD
(4)	601 Massachusetts Avenue	East End Washington DC	1	478,883	90.2%		68.96		N	CBD
(3)	Market Square North (50% ownership)	East End Washington DC	1	415,246	82.6%		62.83		Y	CBD
	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		87.99		N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		47.27		N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	253,190	98.0%		61.00		N	CBD
	Sumner Square	CBD Washington DC	1	208,892	100.0%		50.54		N	CBD
(3)	500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		66.32		Y	CBD

			11	4,391,017	92.5%		$62.47

	South of Market	Reston VA	3	623,666	93.6%		$54.03		N	S
	Fountain Square	Reston VA	2	518,345	93.2%		47.69		N	S
	One Freedom Square	Reston VA	1	432,581	93.0%		47.64		N	S
	Two Freedom Square	Reston VA	1	421,757	98.5%		45.34		N	S
	One and Two Discovery Square	Reston VA	2	366,990	100.0%		44.58		N	S
	One Reston Overlook	Reston VA	1	319,519	100.0%		38.55		N	S
	Reston Corporate Center	Reston VA	2	261,046	100.0%		39.30		N	S
	Democracy Tower	Reston VA	1	259,441	100.0%		59.50		N	S
(5)	Fountain Square Retail	Reston VA	1	237,209	96.5%		52.35		N	S
	Two Reston Overlook	Reston VA	1	134,615	97.1%		37.70		N	S

			15	3,575,169	96.5%		$47.48

	Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%		$50.63		N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	48.1%		32.79		N	S
	New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		39.58		N	S
	New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		33.60		Y	S
	Kingstowne Two	Springfield VA	1	156,251	74.1%		40.97		N	S
	Kingstowne One	Springfield VA	1	151,483	75.6%		40.28		N	S
	7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.60		N	S
	7435 Boston Boulevard	Springfield VA	1	103,557	100.0%		19.06		N	S
	8000 Grainger Court	Springfield VA	1	88,775	37.6%		23.64		N	S
(5)	Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.02		N	S
	7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.66		N	S
	7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.67		N	S
	7450 Boston Boulevard	Springfield VA	1	62,402	0.0%		—		N	S
	7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		17.90		N	S
	8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.10		N	S
	7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.08		N	S
	7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		23.64		N	S
	7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.70		N	S
(3)(4)	Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(3)(4)	Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
(3)	Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%		30.55		Y	S
(3)	Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	21.9%		113.09		Y	S

			22	2,595,859	77.0%		$34.72

		Total Washington Office:	48	10,562,045	90.1%		$51.20

Residential
	The Avant at Reston Town Center (359 units)	Reston VA	1	355,347					N	S

		Total Washington Residential:	1	355,347

		Total Washington, DC:	49	10,917,392

		Total In-Service Properties:	166	43,705,383	89.6	%(6)	$62.02	(6)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is an unconsolidated joint venture property.
(4)	Not included in Same Property analysis.
(5)	This is a retail property.
(6)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

THIRD QUARTER 2016

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	30-Sep-16	30-Sep-15	30-Sep-16	30-Sep-15	30-Sep-16	30-Sep-15
Boston	92.3%	91.2%	85.9%	90.8%	90.0%	91.1%
New York	94.2%	96.2%	76.1%	73.9%	90.1%	91.5%
San Francisco and Los Angeles	86.4%	94.4%	89.8%	78.5%	87.3%	88.6%
Washington, DC	92.5%	93.7%	88.3%	92.4%	90.1%	92.9%

Total Portfolio	91.8%	93.9%	85.7%	87.0%	89.6%	91.3%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	30-Sep-16	30-Sep-15	30-Sep-16	30-Sep-15	30-Sep-16	30-Sep-15
Boston	92.3%	91.0%	85.6%	90.8%	89.9%	90.9%
New York	94.2%	96.2%	74.9%	73.9%	90.0%	91.3%
San Francisco and Los Angeles	91.3%	94.4%	88.4%	97.7%	90.4%	95.4%
Washington, DC	92.8%	93.7%	89.9%	92.3%	91.1%	92.8%

Total Portfolio	92.9%	93.8%	85.9%	89.3%	90.3%	92.1%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

THIRD QUARTER 2016

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

	Tenant	% of BXP’s Share of Combined Annualized Rental Obligations
1.	US Government	2.75%
2.	Citibank	2.51%
3.	Arnold & Porter	2.19%
4.	Biogen	2.01%
5.	Shearman & Sterling	1.88%
6.	Ropes & Gray	1.62%
7.	Kirkland & Ellis	1.47%
8.	O’Melveny & Myers	1.37%
9.	Wellington Management	1.30%
10.	Bank of America	1.27%
11.	Google	1.08%
12.	Weil Gotshal Manges	1.08%
13.	Aramis (Estee Lauder)	1.03%
14.	Kaye Scholer	0.97%
15.	Microsoft	0.94%
16.	Mass Financial Services	0.89%
17.	Morgan Lewis Bockius	0.89%
18.	Morrison Foerster	0.87%
19.	Hunton & Williams	0.87%
20.	Smithsonian Institution	0.81%

	BXP’s Share of Combined Rental Obligations	27.80%

	BXP’s Share of Combined Square Feet	22.90%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	732,000
Putnam Investments	100 Federal Street	249,000

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.

THIRD QUARTER 2016

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	505,444	$23,099,549	$45.70	$23,104,069	$45.71	1.31	%(4)
2017	2,473,358	144,153,854	58.28	146,241,435	59.13	6.39%
2018	1,577,970	92,146,939	58.40	93,839,576	59.47	4.08%
2019	3,484,863	182,917,736	52.49	187,768,836	53.88	9.00%
2020	4,438,254	280,881,506	63.29	292,110,236	65.82	11.47%
2021	3,389,711	171,834,706	50.69	186,086,092	54.90	8.76%
2022	4,013,608	226,223,512	56.36	250,943,010	62.52	10.37%
2023	1,430,451	78,763,385	55.06	90,923,475	63.56	3.70%
2024	2,598,539	150,354,200	57.86	166,571,649	64.10	6.71%
2025	2,315,731	135,423,138	58.48	155,684,974	67.23	5.98%
Thereafter	9,837,553	701,754,463	71.33	893,329,360	90.81	25.41%

IN-SERVICE RETAIL PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	117,127	$6,445,274	$55.03	$6,450,074	$55.07	5.83	%(4)
2017	148,967	14,975,314	100.53	15,003,734	100.72	7.41%
2018	234,020	21,316,981	91.09	21,949,618	93.79	11.64%
2019	92,242	6,381,908	69.19	6,498,477	70.45	4.59%
2020	184,493	11,574,011	62.73	12,000,588	65.05	9.18%
2021	162,156	21,668,436	133.63	23,219,617	143.19	8.07%
2022	200,612	17,688,028	88.17	19,372,402	96.57	9.98%
2023	171,652	14,948,187	87.08	16,519,437	96.24	8.54%
2024	113,910	10,252,730	90.01	12,098,072	106.21	5.67%
2025	130,667	8,576,305	65.63	9,560,636	73.17	6.50%
Thereafter	453,977	40,129,446	88.40	65,288,607	143.81	22.59%

TOTAL IN-SERVICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	622,571	$29,544,823	$47.46	$29,554,143	$47.47	1.53	%(4)
2017	2,622,325	159,129,168	60.68	161,245,170	61.49	6.44%
2018	1,811,990	113,463,920	62.62	115,789,194	63.90	4.45%
2019	3,577,105	189,299,643	52.92	194,267,312	54.31	8.78%
2020	4,622,747	292,455,517	63.26	304,110,823	65.79	11.35%
2021	3,551,867	193,503,142	54.48	209,305,709	58.93	8.72%
2022	4,214,220	243,911,540	57.88	270,315,413	64.14	10.35%
2023	1,602,103	93,711,572	58.49	107,442,912	67.06	3.93%
2024	2,712,449	160,606,931	59.21	178,669,721	65.87	6.66%
2025	2,446,398	143,999,443	58.86	165,245,610	67.55	6.01%
Thereafter	10,291,530	741,883,910	72.09	958,617,966	93.15	25.27%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations—Boston Region (1) (2) (3)

OFFICE

				Annualized
Year of	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	168,082	$7,375,447	$43.88	$7,375,447	$43.88	(4)
2017	619,293	27,868,446	45.00	27,968,875	45.16
2018	455,604	18,626,029	40.88	19,065,211	41.85
2019	1,115,519	53,771,678	48.20	54,283,161	48.66
2020	499,150	22,614,812	45.31	24,218,127	48.52
2021	1,034,642	41,114,174	39.74	42,633,321	41.21
2022	1,570,620	75,261,393	47.92	79,264,246	50.47
2023	528,479	26,992,742	51.08	30,861,300	58.40
2024	525,842	24,062,805	45.76	27,335,619	51.98
2025	1,099,603	62,060,293	56.44	70,082,107	63.73
Thereafter	3,712,044	212,492,056	57.24	243,083,010	65.48

RETAIL

				Annualized
Year of	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	56,362	$3,490,514	$61.93	$3,495,314	$62.02	(4)
2017	52,703	4,408,998	83.66	4,413,706	83.75
2018	140,449	6,527,048	46.47	6,552,408	46.65
2019	11,787	1,910,167	162.06	1,933,358	164.02
2020	91,659	5,746,610	62.70	5,919,399	64.58
2021	37,107	2,712,752	73.11	2,863,976	77.18
2022	80,640	4,604,889	57.10	5,055,232	62.69
2023	79,937	7,672,466	95.98	8,221,865	102.85
2024	70,570	4,183,931	59.29	4,578,284	64.88
2025	30,224	3,672,537	121.51	4,105,612	135.84
Thereafter	148,681	10,144,741	68.23	11,276,634	75.84

TOTAL PROPERTY TYPES

				Annualized
Year of	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	224,444	$10,865,961	$48.41	$10,870,761	$48.43	(4)
2017	671,996	32,277,445	48.03	32,382,581	48.19
2018	596,053	25,153,077	42.20	25,617,619	42.98
2019	1,127,306	55,681,846	49.39	56,216,519	49.87
2020	590,809	28,361,422	48.00	30,137,527	51.01
2021	1,071,749	43,826,927	40.89	45,497,297	42.45
2022	1,651,260	79,866,283	48.37	84,319,478	51.06
2023	608,416	34,665,208	56.98	39,083,165	64.24
2024	596,412	28,246,736	47.36	31,913,903	53.51
2025	1,129,827	65,732,830	58.18	74,187,719	65.66
Thereafter	3,860,725	222,636,797	57.67	254,359,644	65.88

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations—Boston Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	26,907	1,254,896	46.64	1,254,896	46.64	(4)
Q4 2016	141,175	6,120,551	43.35	6,120,551	43.35

Total 2016	168,082	$7,375,447	$43.88	$7,375,447	$43.88

Q1 2017	83,540	$3,546,914	$42.46	$3,546,914	$42.46
Q2 2017	102,367	4,990,335	48.75	5,037,129	49.21
Q3 2017	67,379	3,071,672	45.59	3,087,576	45.82
Q4 2017	366,007	16,259,525	44.42	16,297,256	44.53

Total 2017	619,293	$27,868,446	$45.00	$27,968,875	$45.16

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	32,079	96,237	3.00	96,237	3.00	(4)
Q4 2016	24,283	3,394,277	139.78	3,399,077	139.98

Total 2016	56,362	$3,490,514	$61.93	$3,495,314	$62.02

Q1 2017	10,549	$1,274,865	$120.85	$1,277,301	$121.08
Q2 2017	28,504	1,940,812	68.09	1,940,812	68.09
Q3 2017	3,388	526,440	155.38	526,440	155.38
Q4 2017	10,262	666,880	64.99	669,152	65.21

Total 2017	52,703	$4,408,998	$83.66	$4,413,706	$83.75

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	58,986	1,351,133	22.91	1,351,133	22.91	(4)
Q4 2016	165,458	9,514,828	57.51	9,519,628	57.54

Total 2016	224,444	$10,865,961	$48.41	$10,870,761	$48.43

Q1 2017	94,089	$4,821,780	$51.25	$4,824,216	$51.27
Q2 2017	130,871	6,931,147	52.96	6,977,941	53.32
Q3 2017	70,767	3,598,113	50.84	3,614,017	51.07
Q4 2017	376,269	16,926,405	44.98	16,966,408	45.09

Total 2017	671,996	$32,277,445	$48.03	$32,382,581	$48.19

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations—New York Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	81,014	$5,003,203	$61.76	$5,003,203	$61.76	(4)
2017	781,141	65,057,518	83.29	65,057,518	83.29
2018	525,434	42,080,919	80.09	42,219,142	80.35
2019	488,304	38,756,482	79.37	38,942,619	79.75
2020	1,859,183	152,265,608	81.90	156,383,386	84.11
2021	388,115	33,826,099	87.15	35,019,730	90.23
2022	923,972	80,408,965	87.03	86,105,136	93.19
2023	94,316	8,482,716	89.94	9,382,670	99.48
2024	1,045,709	72,172,295	69.02	78,762,512	75.32
2025	442,855	36,613,682	82.68	40,077,558	90.50
Thereafter	3,348,175	306,639,583	91.58	409,721,723	122.37

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	5,927	$649,793	$109.63	$649,793	$109.63	(4)
2017	36,901	7,015,689	190.12	7,015,689	190.12
2018	8,114	9,023,731	1,112.12	9,549,453	1,176.91
2019	—	—	—	—	—
2020	3,452	253,056	73.31	253,056	73.31
2021	26,225	12,586,842	479.96	13,635,533	519.94
2022	58,093	9,911,629	170.62	10,845,627	186.69
2023	2,850	2,844,360	998.02	3,455,985	1,212.63
2024	12,745	4,195,277	329.17	5,380,865	422.19
2025	1,872	654,764	349.77	730,700	390.33
Thereafter	144,516	22,220,454	153.76	44,794,342	309.96

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	86,941	$5,652,996	$65.02	$5,652,996	$65.02	(4)
2017	818,042	72,073,207	88.10	72,073,207	88.10
2018	533,548	51,104,651	95.78	51,768,596	97.03
2019	488,304	38,756,482	79.37	38,942,619	79.75
2020	1,862,635	152,518,664	81.88	156,636,442	84.09
2021	414,340	46,412,941	112.02	48,655,262	117.43
2022	982,065	90,320,594	91.97	96,950,763	98.72
2023	97,166	11,327,077	116.57	12,838,655	132.13
2024	1,058,454	76,367,572	72.15	84,143,377	79.50
2025	444,727	37,268,446	83.80	40,808,257	91.76
Thereafter	3,492,691	328,860,037	94.16	454,516,064	130.13

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations—New York Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	8,338	1,049,640	125.89	1,049,640	125.89	(4)
Q4 2016	72,676	3,953,563	54.40	3,953,563	54.40

Total 2016	81,014	$5,003,203	$61.76	$5,003,203	$61.76

Q1 2017	82,865	$5,933,797	$71.61	$5,933,797	$71.61
Q2 2017	142,222	12,227,116	85.97	12,227,116	85.97
Q3 2017	518,167	43,805,827	84.54	43,805,827	84.54
Q4 2017	37,887	3,090,778	81.58	3,090,778	81.58

Total 2017	781,141	$65,057,518	$83.29	$65,057,518	$83.29

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	2,526	353,715	140.03	353,715	140.03	(4)
Q4 2016	3,401	296,078	87.06	296,078	87.06

Total 2016	5,927	$649,793	$109.63	$649,793	$109.63

Q1 2017	10,216	$4,439,371	$434.55	$4,439,371	$434.55
Q2 2017	626	180,160	287.79	180,160	287.79
Q3 2017	26,059	2,396,159	91.95	2,396,159	91.95
Q4 2017	—	—	—	—	—

Total 2017	36,901	$7,015,689	$190.12	$7,015,689	$190.12

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	10,864	1,403,355	129.17	1,403,355	129.17	(4)
Q4 2016	76,077	4,249,641	55.86	4,249,641	55.86

Total 2016	86,941	$5,652,996	$65.02	$5,652,996	$65.02

Q1 2017	93,081	$10,373,168	$111.44	$10,373,168	$111.44
Q2 2017	142,848	12,407,276	86.86	12,407,276	86.86
Q3 2017	544,226	46,201,986	84.89	46,201,986	84.89
Q4 2017	37,887	3,090,778	81.58	3,090,778	81.58

Total 2017	818,042	$72,073,207	$88.10	$72,073,207	$88.10

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2016

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations—San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	87,141	$3,144,928	$36.09	$3,146,128	$36.10	(4)
2017	508,246	23,186,645	45.62	25,046,505	49.28
2018	195,064	10,411,063	53.37	10,690,049	54.80
2019	836,131	41,254,699	49.34	43,724,811	52.29
2020	787,254	48,976,128	62.21	51,390,887	65.28
2021	761,906	33,679,606	44.20	38,631,464	50.70
2022	782,406	37,620,802	48.08	47,994,521	61.34
2023	301,611	19,529,785	64.75	22,928,272	76.02
2024	394,472	22,162,314	56.18	23,501,649	59.58
2025	313,833	17,119,817	54.55	21,828,149	69.55
Thereafter	967,911	61,950,804	64.00	82,304,682	85.03

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	41,692	$1,456,086	$34.92	$1,456,086	$34.92
2017	15,277	1,054,806	69.05	1,058,353	69.28
2018	35,502	2,131,323	60.03	2,165,211	60.99
2019	14,168	769,355	54.30	793,047	55.97
2020	35,924	2,218,546	61.76	2,348,273	65.37
2021	22,132	1,420,869	64.20	1,505,709	68.03
2022	27,445	1,086,007	39.57	1,161,032	42.30
2023	29,753	1,661,776	55.85	1,770,434	59.50
2024	8,545	559,033	65.42	648,935	75.94
2025	21,461	1,329,773	61.96	1,527,889	71.19
Thereafter	36,174	2,467,228	68.20	3,014,625	83.34

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	128,833	$4,601,013	$35.71	$4,602,213	$35.72	(4)
2017	523,523	24,241,450	46.30	26,104,857	49.86
2018	230,566	12,542,386	54.40	12,855,260	55.76
2019	850,299	42,024,054	49.42	44,517,858	52.36
2020	823,178	51,194,675	62.19	53,739,160	65.28
2021	784,038	35,100,475	44.77	40,137,172	51.19
2022	809,851	38,706,810	47.79	49,155,553	60.70
2023	331,364	21,191,561	63.95	24,698,706	74.54
2024	403,017	22,721,347	56.38	24,150,584	59.92
2025	335,294	18,449,590	55.03	23,356,038	69.66
Thereafter	1,004,085	64,418,032	64.16	85,319,307	84.97

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2016

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations—San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	6,692	344,139	51.43	344,139	51.43	(4)
Q4 2016	80,449	2,800,789	34.81	2,801,989	34.83

Total 2016	87,141	$3,144,928	$36.09	$3,146,128	$36.10

Q1 2017	92,602	$5,014,048	$54.15	$5,016,186	$54.17
Q2 2017	176,105	6,295,225	35.75	6,514,577	36.99
Q3 2017	184,296	9,654,704	52.39	11,000,015	59.69
Q4 2017	55,243	2,222,668	40.23	2,515,727	45.54

Total 2017	508,246	$23,186,645	$45.62	$25,046,505	$49.28

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	41,692	1,456,086	34.92	1,456,086	34.92

Total 2016	41,692	$1,456,086	$34.92	$1,456,086	$34.92

Q1 2017	30	$14,400	$480.00	$14,400	$480.00
Q2 2017	130	26,046	200.35	26,046	200.35
Q3 2017	8,793	635,152	72.23	636,741	72.41
Q4 2017	6,324	379,208	59.96	381,166	60.27

Total 2017	15,277	$1,054,806	$69.05	$1,058,353	$69.28

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	6,692	344,139	51.43	344,139	51.43	(4)
Q4 2016	122,141	4,256,874	34.85	4,258,074	34.86

Total 2016	128,833	$4,601,013	$35.71	$4,602,213	$35.72

Q1 2017	92,632	$5,028,448	$54.28	$5,030,586	$54.31
Q2 2017	176,235	6,321,270	35.87	6,540,623	37.11
Q3 2017	193,089	10,289,857	53.29	11,636,756	60.27
Q4 2017	61,567	2,601,875	42.26	2,896,893	47.05

Total 2017	523,523	$24,241,450	$46.30	$26,104,857	$49.86

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations—Washington, DC Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	169,207	$7,575,971	$44.77	$7,579,291	$44.79	(4)(5)
2017	564,678	28,041,245	49.66	28,168,537	49.88	(5)
2018	401,868	21,028,927	52.33	21,865,174	54.41
2019	1,044,909	49,134,877	47.02	50,818,245	48.63
2020	1,292,667	57,024,958	44.11	60,117,834	46.51
2021	1,205,048	63,214,826	52.46	69,801,579	57.92
2022	736,610	32,932,351	44.71	37,579,107	51.02
2023	506,045	23,758,141	46.95	27,751,232	54.84
2024	632,516	31,956,786	50.52	36,971,869	58.45
2025	459,440	19,629,346	42.72	23,697,161	51.58
Thereafter	1,809,423	120,672,020	66.69	158,219,946	87.44

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	13,146	$848,881	$64.57	$848,881	$64.57
2017	44,086	2,495,820	56.61	2,515,987	57.07
2018	49,955	3,634,879	72.76	3,682,546	73.72
2019	66,287	3,702,386	55.85	3,772,072	56.91
2020	53,458	3,355,798	62.77	3,479,860	65.10
2021	76,692	4,947,973	64.52	5,214,399	67.99
2022	34,434	2,085,502	60.57	2,310,512	67.10
2023	59,112	2,769,585	46.85	3,071,154	51.95
2024	22,050	1,314,490	59.61	1,489,989	67.57
2025	77,110	2,919,231	37.86	3,196,435	41.45
Thereafter	124,606	5,297,023	42.51	6,203,006	49.78

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	182,353	$8,424,852	$46.20	$8,428,172	$46.22	(4)
2017	608,764	30,537,065	50.16	30,684,524	50.40
2018	451,823	24,663,807	54.59	25,547,720	56.54
2019	1,111,196	52,837,263	47.55	54,590,317	49.13
2020	1,346,125	60,380,756	44.86	63,597,695	47.25
2021	1,281,740	68,162,799	53.18	75,015,978	58.53
2022	771,044	35,017,853	45.42	39,889,619	51.73
2023	565,157	26,527,726	46.94	30,822,386	54.54
2024	654,566	33,271,275	50.83	38,461,857	58.76
2025	536,550	22,548,577	42.03	26,893,596	50.12
Thereafter	1,934,029	125,969,043	65.13	164,422,951	85.02

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 10,922 and 14,887 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $40.84 and $40.86 and $47.72 and $47.93, respectively.

THIRD QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations—Washington, DC Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	42,422	1,036,190	24.43	1,036,190	24.43	(4)
Q4 2016	126,785	6,539,781	51.58	6,543,102	51.61	(5)

Total 2016	169,207	$7,575,971	$44.77	$7,579,291	$44.79

Q1 2017	114,048	$5,261,529	$46.13	$5,263,431	$46.15
Q2 2017	87,296	5,413,006	62.01	5,445,204	62.38	(5)
Q3 2017	232,720	11,242,054	48.31	11,265,402	48.41
Q4 2017	130,614	6,124,656	46.89	6,194,500	47.43

Total 2017	564,678	$28,041,245	$49.66	$28,168,537	$49.88

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	13,146	848,881	64.57	848,881	64.57

Total 2016	13,146	$848,881	$64.57	$848,881	$64.57

Q1 2017	21,273	$1,274,401	$59.91	$1,274,401	$59.91
Q2 2017	5,066	140,592	27.75	140,592	27.75
Q3 2017	6,842	446,730	65.29	446,730	65.29
Q4 2017	10,905	634,097	58.15	654,263	60.00

Total 2017	44,086	$2,495,820	$56.61	$2,515,987	$57.07

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	42,422	1,036,190	24.43	1,036,190	24.43	(4)
Q4 2016	139,931	7,388,662	52.80	7,391,982	52.83

Total 2016	182,353	$8,424,852	$46.20	$8,428,172	$46.22

Q1 2017	135,321	$6,535,931	$48.30	$6,537,833	$48.31
Q2 2017	92,362	5,553,598	60.13	5,585,796	60.48
Q3 2017	239,562	11,688,783	48.79	11,712,132	48.89
Q4 2017	141,519	6,758,753	47.76	6,848,763	48.39

Total 2017	608,764	$30,537,065	$50.16	$30,684,524	$50.40

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 10,922 and 14,887 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q4 2016 and Q2 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $46.85 and $46.88 and $49.79 and $50.10, respectively.

THIRD QUARTER 2016

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	127,483	$7,621,847	$59.79	$7,626,647	$59.82	(4)	84,256	$3,215,217	$38.16	$3,216,417	$38.17	(4)
2017	348,617	21,215,474	60.86	21,289,022	61.07		295,474	17,801,141	60.25	19,310,182	65.35
2018	320,907	15,939,908	49.67	16,204,392	50.50		171,523	10,293,190	60.01	10,525,952	61.37
2019	650,121	36,945,959	56.83	37,294,412	57.37		380,470	22,315,095	58.65	23,384,286	61.46
2020	315,699	18,840,650	59.68	19,496,726	61.76		747,531	47,763,200	63.89	50,038,818	66.94
2021	422,738	23,922,186	56.59	24,619,328	58.24		448,368	26,515,451	59.14	30,375,396	67.75
2022	955,602	54,345,121	56.87	58,504,105	61.22		405,507	21,793,379	53.74	28,222,940	69.60
2023	412,150	27,809,272	67.47	30,939,587	75.07		290,707	19,001,813	65.36	21,856,052	75.18
2024	272,428	15,614,664	57.32	17,233,344	63.26		378,505	21,765,379	57.50	22,939,592	60.61
2025	689,507	44,618,581	64.71	50,945,581	73.89		329,652	18,255,875	55.38	23,103,875	70.09
Thereafter	3,358,767	202,968,147	60.43	232,590,417	69.25		1,004,085	64,418,032	64.16	85,319,307	84.97

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	54,418	$4,387,989	$80.63	$4,387,989	$80.63	(4)	55,237	$2,695,440	$48.80	$2,695,440	$48.80	(4)
2017	659,576	66,208,560	100.38	66,208,560	100.38		307,930	16,062,338	52.16	16,080,727	52.22
2018	320,479	43,877,084	136.91	44,402,806	138.55		116,353	6,864,525	59.00	7,130,559	61.28
2019	331,971	32,952,800	99.26	33,021,221	99.47		463,931	29,230,779	63.01	30,811,383	66.41
2020	1,554,040	141,870,013	91.29	145,505,560	93.63		449,101	24,928,827	55.51	26,453,343	58.90
2021	311,243	42,996,530	138.14	45,054,180	144.76		545,869	35,596,045	65.21	39,291,367	71.98
2022	915,419	88,137,018	96.28	94,553,309	103.29		100,909	5,812,055	57.60	6,433,114	63.75
2023	88,867	11,062,880	124.49	12,557,860	141.31		46,648	2,899,372	62.15	3,471,497	74.42
2024	669,101	62,857,518	93.94	69,837,758	104.38		193,400	12,614,112	65.22	14,658,060	75.79
2025	310,980	32,436,710	104.30	35,491,958	114.13		82,103	4,228,304	51.50	5,107,216	62.20
Thereafter	3,154,689	317,328,180	100.59	441,695,914	140.01		1,628,455	113,562,141	69.74	148,326,140	91.08

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2016

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	96,961	$3,244,115	$33.46	$3,244,115	$33.46	(4)	44,577	$1,385,796	$31.09	$1,385,796	$31.09
2017	323,379	11,061,971	34.21	11,093,559	34.31		228,049	6,440,309	28.24	6,794,675	29.79
2018	275,146	9,213,169	33.48	9,413,226	34.21		59,043	2,249,196	38.09	2,329,308	39.45
2019	477,185	18,735,887	39.26	18,922,107	39.65		469,829	19,708,959	41.95	21,133,571	44.98
2020	275,110	9,520,772	34.61	10,640,801	38.68		75,647	3,431,475	45.36	3,700,342	48.92
2021	649,011	19,904,740	30.67	20,877,969	32.17		335,670	8,585,024	25.58	9,761,777	29.08
2022	695,658	25,521,161	36.69	25,815,374	37.11		404,344	16,913,430	41.83	20,932,613	51.77
2023	196,266	6,855,936	34.93	8,143,578	41.49		40,657	2,189,748	53.86	2,842,655	69.92
2024	323,984	12,632,071	38.99	14,680,559	45.31		24,512	955,968	39.00	1,210,992	49.40
2025	440,320	21,114,248	47.95	23,242,138	52.78		5,642	193,716	34.33	252,162	44.69
Thereafter	501,958	19,668,650	39.18	21,769,227	43.37		—	—	—	—	—

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	32,523	$1,265,008	$38.90	$1,265,008	$38.90		127,116	$5,729,412	$45.07	$5,732,732	$45.10	(4)(5)
2017	158,466	5,864,647	37.01	5,864,647	37.01		300,834	14,474,728	48.12	14,603,797	48.54	(5)
2018	213,069	7,227,566	33.92	7,365,789	34.57		335,470	17,799,281	53.06	18,417,161	54.90
2019	156,333	5,803,682	37.12	5,921,398	37.88		647,265	23,606,483	36.47	23,778,934	36.74
2020	308,595	10,648,651	34.51	11,130,882	36.07		897,024	35,451,929	39.52	37,144,351	41.41
2021	103,097	3,416,411	33.14	3,601,082	34.93		735,871	32,566,754	44.26	35,724,611	48.55
2022	66,646	2,183,577	32.76	2,397,454	35.97		670,135	29,205,798	43.58	33,456,505	49.93
2023	8,299	264,197	31.83	280,795	33.83		518,509	23,628,354	45.57	27,350,889	52.75
2024	389,353	13,510,054	34.70	14,305,618	36.74		461,166	20,657,163	44.79	23,803,798	51.62
2025	133,747	4,831,735	36.13	5,316,299	39.75		454,447	18,320,273	40.31	21,786,380	47.94
Thereafter	338,002	11,531,857	34.12	12,820,150	37.93		305,574	12,406,902	40.60	16,096,811	52.68

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 10,922 and 14,887 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $39.75 and $39.77 and $44.30 and $44.72, respectively.

THIRD QUARTER 2016

LEASING ACTIVITY

for the three months ended September 30, 2016

All In-Service Properties

Total
Vacant space available @ 7/1/2016 (sf)	3,869,290
Property dispositions/ properties taken out of service (sf)	(211,110)
Properties acquired vacant space (sf)	511,789
Properties placed in-service (sf) (1)	52,340
Leases expiring or terminated 7/1/2016-9/30/2016 (sf)	1,553,284

Total space available for lease (sf)	5,775,593

1st generation leases (sf)	122,885
2nd generation leases with new tenants (sf)	864,280
2nd generation lease renewals (sf)	313,098

Total space leased (sf)	1,300,263

Vacant space available for lease @ 9/30/2016 (sf)	4,475,330

Net (increase)/decrease in available space (sf)	(606,040)
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,177,378
Weighted average lease term (months)	100
Weighted average free rent period (days)	129
Total transaction costs per square foot (3)	$59.26
Increase (decrease) in gross rents (4)	5.95%
Increase (decrease) in net rents (5)	8.44%

	All leases 1st Generation (sf)	All leases 2nd Generation (sf)	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (sf) (6)	Total square feet of leases executed in the quarter (7)
Boston	52,340	339,977	5.15%	7.90%	392,317	240,598
New York	44,863	247,392	(11.41%)	(16.74%)	292,255	169,494
San Francisco and Los Angeles	—	453,771	48.72%	77.86%	453,771	261,320
Washington, DC	25,682	136,238	(7.23%)	(9.52%)	161,920	222,316

Total / Weighted Average	122,885	1,177,378	5.95%	8.44%	1,300,263	893,728

(1)	Total vacant square feet of properties placed in service in Q3 2016 consist of 52,340 square feet of existing vacancy at 888 Boylston Street.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,177,378 square feet of second generation leases that commenced in Q3 2016, leases for 906,639 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 825,356 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 825,356 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 287,244.

THIRD QUARTER 2016

ACQUISITIONS/DISPOSITIONS

as of September 30, 2016

ACQUISITIONS

For the period from January 1, 2016 through September 30, 2016

					Anticipated
				Initial	Future		Total	Percentage
Property	Date Acquired	Square Feet		Investment	Investment		Investment	Leased
3625-3635 Peterson Way	April 22, 2016	218,366		$78,000,000	$—		$78,000,000	100%
Colorado Center (49.8% ownership interest)	July 1, 2016	1,116,698	(1)	502,988,000	—	(2)	502,988,000	66%

Total Acquisitions		1,335,064		$580,988,000	$—		$580,988,000	71%

(1)	Excludes approximately 59,000 square feet of storage space and 8,000 square feet of remeasurement upon lease expirations.
(2)	The venture is reviewing plans to renovate the common areas and will provide a budget upon approval.

DISPOSITIONS

For the period from January 1, 2016 through September 30, 2016

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
415 Main Street	February 1, 2016	231,028	$105,360,000	$104,868,000	$60,803,000
Broad Run Business Park (land parcel)	August 16, 2016	N/A	18,019,000	17,934,000	12,983,000

Total Dispositions		231,028	$123,379,000	$122,802,000	$73,786,000	(1)

(1)	Excludes approximately $6,820,000 of gain on sale of real estate recognized during the three months ended March 31, 2016 related to a previously deferred gain amount from a 2014 sale of real estate.

THIRD QUARTER 2016

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of September 30, 2016

Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing (2)		Amount Drawn at 9/30/2016 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)		Percentage Placed in service (4)
Office and Retail
1265 Main Street (50% ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	$22,374,119		$26,090,000		$—		$—		$3,715,881	100%		—
Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000	9,108,230		10,760,000		—		—		1,651,770	100%		39%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	227,871,847		271,500,000		—		—		43,628,153	71%		14%
Salesforce Tower (95% ownership)	Q4 2017	Q1 2019	San Francisco, CA	1	1,400,000	638,148,808		1,073,500,000		(25,389,074	)(5)	2,009,206	(5)	462,749,472	59%		—
The Hub on Causeway (50% ownership)	Q4 2018	Q4 2019	Boston, MA	1	385,000	21,936,753		141,870,000		—		—		119,933,247	33%		—
Dock72 (50% ownership)	Q2 2018	Q1 2020	Brooklyn, NY	1	670,000	29,723,774		204,900,000		—		—		175,176,226	33%		—

Total Office Properties under Construction				5	3,010,000	$949,163,531		$1,728,620,000		$(25,389,074)		$2,009,206		$806,854,749	54%		4%

Residential
Cambridge Residential / 88 Ames (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$20,317,513		$140,170,000		$—		$—		$119,852,487	N/A		—
Reston Signature Site (508 units)	Q4 2017	Q2 2020	Reston, VA	1	490,000	62,935,559	(6)	234,854,025	(6)	—		—		171,918,466	N/A		—
Reston Signature Site - Retail				—	24,600	—		—		—		—		—	81%		—

Total Residential Properties under Construction				2	678,600	$83,253,072		$375,024,025		$—		$—		$291,770,953	59	%(7)	—

Redevelopment Properties
Reservoir Place North	Q3 2017	Q3 2017	Waltham, MA	1	73,000	$14,999,489		$24,510,000		$—		$—		$9,510,511	—		4%
159 East 53rd (55% ownership) (8)	Q2 2018	Q4 2019	New York, NY	—	220,000	8,245,649		106,000,000		—		—		97,754,351	—		—

Total Redevelopment Properties under Construction				1	293,000	$23,245,138		$130,510,000		$—		$—		$107,264,862	—		3%

Total Properties Under Construction and Redevelopment				8	3,981,600	$1,055,661,741		$2,234,154,025		$(25,389,074)		$2,009,206		$1,205,890,564	49	%(7)	3%

PROJECTS FULLY PLACED IN-SERVICE DURING 2016

	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Financing (2)	Amount Drawn at 9/30/2016 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
804 Carnegie Center	Q2 2016	Q2 2016	Princeton, NJ	1	130,000	$45,906,709	$47,000,000	$—	$—	$1,093,291	100%
601 Massachusetts Avenue	Q3 2015	Q1 2017	Washington, DC	1	478,883	299,663,325	339,760,000	—	—	40,096,675	90%
10 CityPoint	Q2 2016	Q2 2016	Waltham, MA	1	241,460	89,681,015	100,400,000	—	—	10,718,985	97%

Total Projects placed In-Service				3	850,343	$435,251,049	$487,160,000	$—	$—	$51,908,951	94%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Rental Obligations Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Estimated Future SF (10)
North First Business Park	San Jose CA	5	190,636	100.0%	$18.87	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	21.84	N	S	413,690

Total Properties held for Redevelopment		6	409,002	100.0%	$20.46			1,773,054

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalize interest has commenced.
(2)	Represents the Company’s share. Includes income (loss) and interest carry.
(3)	Represents percentage leased as of October 21, 2016, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of our partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions until the principal and interest are repaid. As of September 30, 2016, the Company has funded $2,009,206.
(6)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(7)	Includes approximately 9,000 square feet of retail space from Cambridge Residential / 88 Ames residential development which is 0% leased.
(8)	Formerly the low-rise portion of 601 Lexington Avenue.
(9)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(10)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 46.

THIRD QUARTER 2016

VALUE CREATION PIPELINE

as of September 30, 2016

Owned Land Parcels

Approximate
Developable
Location	Square Feet
San Jose, CA (1)	2,199,000
Reston, VA	1,160,000
Waltham, MA	805,000
Springfield, VA	800,000
Dulles, VA (2)	310,000
Rockville, MD	759,000
Santa Clara, CA (1)	414,000
Gaithersburg, MD (3)	240,000
Washington, DC (50% ownership)	520,000
Marlborough, MA	400,000
Annapolis, MD (50% ownership)	300,000
Andover, MA	110,000

8,017,000

Land Purchase Options

Approximate
Developable
Location	Square Feet
Princeton, NJ	1,650,000
Boston, MA (50% ownership)	1,415,000
Boston, MA	1,300,000
Cambridge, MA	940,000
Brooklyn, NY (50% ownership)	600,000
San Francisco, CA	TBD

5,905,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	On August 16, 2016, the Company completed the sale of a parcel of land within its Broad Run Business Park property located in Loudoun County, Virginia for a gross sale price of approximately $18.0 million. Net cash proceeds totaled approximately $17.9 million, resulting in a gain on sale of real estate totaling approximately $13.0 million.
(3)	On September 27, 2016, the Company executed a letter of intent for the sale of the remaining parcel of land at its Washingtonian North property located in Gaithersburg, Maryland. The letter of intent caused the Company to reevaluate its strategy for the land and based on a shorter than expected hold period, the Company reduced the carrying value of the land to the estimated net sales price and recognized an impairment loss of approximately $1.8 million during the three months ended September 30, 2016.

THIRD QUARTER 2016

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that we use in this supplemental package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

The Company also presents certain of these measures (1) on a “Combined” basis, which is defined as the consolidated amount, plus the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), and (2) showing “BXP’s Share” of the Combined amount, which is defined as the Combined amount, minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that the “Combined” measures provide useful information to investors regarding the Company’s financial condition and/or results of operations because they include the Company’s share of the applicable amount from unconsolidated joint ventures and, for “BXP’s Share” of the Combined amount, exclude the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “Combined” amounts and “BXP’s Share” of any Combined amounts may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, partnership agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations, etc. As a result, presentations of measures on a Combined basis and showing BXP’s Share of the Combined amount should be considered with and as a supplement to the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as rental obligations at the end of the reporting period, including contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases, multiplied by twelve (12). These annualized amounts exclude rent abatements.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is defined as consolidated debt as a percentage of the market value of the Company’s outstanding equity securities plus the Company’s consolidated debt, and it is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units and (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year periods have not yet ended, 2014, 2015 and 2016 MYLTIP Units are not included. The Company also presents BXP’s Share of Combined Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Combined Debt is utilized instead of the Company’s consolidated debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios, are in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents funds available for distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its stockholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

THIRD QUARTER 2016

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and the Company’s share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

FFO presented by the Company may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. The Company believes that in order to facilitate a clear understanding of its operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. In-service Office properties exclude hotel and residential properties.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, impairment loss, depreciation and amortization, interest expense, losses from early extinguishments of debt and losses from interest rate contracts, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases the Company also presents (1) NOI – cash basis, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue and lease transaction costs that qualify as rent inducements in accordance with GAAP and (2) NOI and NOI – cash basis, in each case excluding lease termination fees.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash basis allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude lease termination fees provides investors with additional information regarding operating performance at a property level that allow them to compare operating performance between periods without taking into account lease termination fees, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”